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Hess Corporation
(Name of Registrant as Specified In Its Charter)

ELLIOTT ASSOCIATES, L.P.

ELLIOTT INTERNATIONAL, L.P.

PAUL E. SINGER

ELLIOTT CAPITAL ADVISORS, L.P.

ELLIOTT SPECIAL GP, LLC

BRAXTON ASSOCIATES, INC.

ELLIOTT ASSET MANAGEMENT LLC

THE LIVERPOOL LIMITED PARTNERSHIP

LIVERPOOL ASSOCIATES LTD.

ELLIOTT INTERNATIONAL CAPITAL ADVISORS INC.

HAMBLEDON, INC.

ELLIOTT MANAGEMENT CORPORATION

RODNEY F. CHASE

HARVEY GOLUB

KARL F. KURZ

DAVID McMANUS

MARSHALL D. SMITH

WILLIAM B. BERRY

JONATHAN R. MACEY

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On April 17, 2013, Elliott Associates, L.P. and Elliott International, L.P. used the following presentation materials in a meeting with Institutional Shareholder Services.

Elliott Management’s Perspectives: There Are Fundamental, Deep-Rooted Problems at Hess Shareholder Nominees Acknowledge The Problems and Can Fix Them April 2013 www.ReassessHess.com

Elliott Associates, L.P. and Elliott International, L.P. (“Elliott”) filed a definitive proxy statement and an accompanying proxy card with the Securities and Exchange Commission on April 3, 2013 to be used to solicit proxies in connection with the 2013 Annual Meeting of Stockholders (including any adjournments or postponements thereof or any special meeting that may be called in lieu thereof) (the “2013 Annual Meeting”) of Hess Corporation (the “Company”). Information relating to the participants in such proxy solicitation is available in the definitive proxy statement filed by Elliott with the Securities and Exchange Commission on April 3, 2013 and in any amendments to that definitive proxy statement. Stockholders are advised to read the definitive proxy statement and other documents related to the solicitation of stockholders of the Company for use at the 2013 Annual Meeting because they will contain important information, including additional information relating to the participants in such proxy solicitation. Elliott’s definitive proxy statement and a form of proxy will be mailed to stockholders of the Company. These materials and other materials filed by Elliott in connection with the solicitation of proxies will be available at no charge at the Securities and Exchange Commission’s website at www.sec.gov. The definitive proxy statement and other relevant documents filed by Elliott with the Securities and Exchange Commission will also be available, without charge, by directing a request to Elliott’s proxy solicitor, Okapi Partners, at its toll-free number (877) 796-5274 or via email at info@okapipartners.com. Cautionary Statement Regarding Forward-Looking Statements The information herein contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “seeks,” “could” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Our forward-looking statements are based on our current intent, belief, expectations, estimates and projections regarding the Company and projections regarding the industry in which it operates. These statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to differ materially. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Additional Information [ 1 ]

Table of Contents (1) Change is Necessary 3 There Are Fundamental Problems at Hess 7 Culture of Avoiding Accountability 53 Hess Reacts Defensively and Fails to Address Its Problems 84 (2) Shareholder Nominees Acknowledge The Problems and Can Fix Them 109 Harvey Golub: Setting a Focused Strategy 114 Karl Kurz: Instilling Capital Discipline 119 Mark Smith: Overseeing Operational Excellence 123 David McManus: Executing Effective Restructuring 127 Rodney Chase: Instilling Oversight & Accountability 131 Superior Nominees with Unparalleled Experience 136 Additional information Compensation 145 Peer Group Selection 151 [ 2 ]

Timeline of Events: Hess Relative Performance Since January 2011[1]



HESS
110
100
90
80
70
60
50
4Q12 Earnings:
▪ Company announces that major moves to reshape portfolio have been announced
▪ Energy Marketing "strategic"
Hess Announces on March 4, 2013:
▪ Plan to divest Energy Marketing, Retail, Hetco, and certain E&P assets and to MLP Bakken infrastructure. Portion of proceeds promised to go to share buyback and increased dividend
▪ Sam Nunn to step down and 5 new nominees found for 2013 AGM
▪ John Mullin, Hess family estate executor, is new Lead Independent Director (prior LID also served on CEO's family estate)
▪ Claims plan was in place dating back to start of "transformation"
3Q12 Earnings, Company announces:
▪ Bakken infrastructure is "not something we would be interested in MLPing"
▪ Energy Marketing & Retail are a "long-term strategic part of our portfolio"
Sam Nunn appointed to Board
Elliott releases "Perspectives on Hess"
Elliott releases second presentation
2Q12 Earnings:
After missing consensus EPS for 6 straight quarters, a string of exploration failures, and substantial capex overruns, John Hess announces that the Company is in midst of transformation that started in 2009 (later revised to 2010 start). This is company's 7th restructuring under current CEO.
Elliott begins to acquire substantial portion of Hess stock
After receiving Elliott's private letter, Hess announces that Elliott intends to nominate directors and Hess will sell terminals
01-Jan-11
01-Feb-11
01-Mar-11
01-Apr-11
01-May-11
01-Jun-11
01-Jul-11
01-Aug-11
01-Sep-11
01-Oct-11
01-Nov-11
01-Dec-11
01-Jan-12
01-Feb-12
01-Mar-12
01-Apr-12
01-May-12
01-Jun-12
01-Jul-12
01-Aug-12
01-Sep-12
01-Oct-12
01-Nov-12
01-Dec-12
01-Jan-13
01-Feb-13
01-Mar-13
01-Apr-13

1. Relative performance versus revised peers, see slide 10

[3]

[ 4 ] Elliott owns 4.52% of Hess stock, valued at over $1 billion. Hess is our largest initial equity investment in our 36-year history. Our belief in the potential of Hess is demonstrated by the substantial investment we have made in the Company.

Great Assets Worth $39 to $50 billion in Value / $96 to 128 per Share(1) [ 5 ] Conventionals Large, un-replicable and highly desirable position in core of Bakken, a premier U.S. oil resource play W.D. Von Gonten study concluded Hess has higher per acre value and is very comparable to CLR in absolute value Additional core position in Utica shale, promising emerging liquids play Extensive acreage located in core liquids-rich zone Long-life, oil-weighted reserves in “crown jewel” assets and favorable oil-linked gas assets in Southeast Asia Valhall (Norway), Shenzi (GOM), Ceiba & Okume (Equatorial Guinea), JDA (Malaysia-Thailand) Highly desirable asset base to numerous parties Saleable downstream businesses – upside potential from unlocking working capital 1,360 retail stations 20 petroleum terminals Energy marketing & distribution Gas fired power plants Valuable midstream infrastructure in Bakken Tioga gas plant (ultimate capacity of 250mmcf/d) – Wall St expects $200mm of annual cash flow Bakken rail terminal with capacity of 54,000 bbl/d generating average $14+ uplift per bbl through the third quarter – results in $285mm annualized Bakken Value Continues to Increase TEV ~$13.0 billion to $ 14.4 billion Wall St. NAV Average of Elliott TEV TEV ~$21.4 billion to $30.2 billion Wall St. NAV Exceeds Elliott TEV Wall St. NAV Exceeds Elliott TEV TEV ~$2.0 billion to $2.5 billion TEV ~$3.1 billion to $3.5 billion Midstream Downstream Elliott Estimates $0 $10 $20 $30 $40 Elliott Low: Average Elliott High: Wood Mackenzie Sell - Side Rystad $billions $0 $1 $2 $3 $4 $5 Elliott Low Elliott High Average Sell-Side $billions $80 $82 $84 $86 $88 $90 $92 25-Jan 1-Feb 8-Feb 15-Feb 22-Feb 1-Mar 8-Mar unconventionals Sources: see Elliott’s march prsentation to hess shareholders  1. Elliott;s estimates, see Elliott;s March presentation to hess shareholders

[ 6 ] The simple truth is one widely recognized in the oil & gas industry: there are fundamental problems at Hess. Despite terrific assets, the Company continues to lack a focused strategy, to experience persistent operational issues, to engage in woefully flawed capital allocation, and to have a culture of denial at the top of the organization that rewards underperformance and avoids accountability. These problems must be acknowledged if they will ever be fixed.

There Are Fundamental Problems at Hess

[ 8 ] Fundamental Problems at Hess Lack of Focus Unrelenting Underperformance Undisciplined Capital Allocation Operational Mismanagement Endless Ineffective Restructurings Abysmal Governance Culture

[ 9 ] Hess Has Failed to Deliver Returns to Shareholders. Hess Has Underperformed: By Any Objective Measure, Over Any Relevant Time Period, and Against Any Pertinent Benchmark

Unrelenting Underperformance, Including Most Recent "Transformation" Meanwhile, CEO Shifts Time Period He Wants Shareholders to Evaluate

HESS

"You can't judge us on a one-year basis. You have to do it over the long term."

- John Hess, January 2010[(1)]

"Since July 24, 2012, the last day of trading before we announced our updated strategy, Hess shares have increased..."

- John Hess, January 2013[(2)]

Hess Over (Under) Performance[(3)]

	John Hess Tenure 17 Years	5-Year	4-Year	3-Year	2-Year	1-Year
vs Proxy Peers	(333)%	(31)%	(43)%	(29)%	(40)%	(17)%
vs Revised Proxy Peers	(460)%	(45)%	(63)%	(44)%	(47)%	(20)%
vs Bakken Operators	NA	(263)%	(984)%	(184)%	(70)%	(16)%
vs XLE	NA	(31)%	(57)%	(43)%	(44)%	(20)%
vs XOP	NA	(39)%	(81)%	(52)%	(39)%	(15)%

Relative Performance Since Start of "Transformation"[(4)]



120
110
100
90
80
70
60
50
25-Jan-10
25-Jul-10
25-Jan-11
25-Jul-11
25-Jan-12
25-Jul-12
25-Jan-13
Elliott's intent to nominate directors announced
Announcement of latest strategic plan that started in "2009" (later revised to 2010 start)
Elliott begins to accumulate substantial amount of stock

Source: Bloomberg, Company filings
1. Hess 4Q 2009 Earnings call
2. Hess press release, January 28, 2013
3. As of 11/28/12, date before which Elliott began to purchase a substantial amount of Hess stock
Proxy peers: Used by Hess for mgmt compensation: Anadarko, Apache, BP, Chevron, ConocoPhillips, Devon, EOG, Exxon, Marathon, Murphy, Occidental, Shell, Statoil, Talisman and Total ; Revised proxy peers: excludes Devon & Talisman due to high North America gas weighting; excludes BP, Shell, Statoil, Total due to European super major status; includes Noble as additional relevant competitor; Bakken Operators: Includes Continental, Oasis and Kodiak
4. Performance versus Revised proxy peers

[10]

 Hess Should Have Easily Outperformed Given Its Low Exposure to North American Natural Gas and Highest Oil Weighting of Any Peer... [ 11 ] % Production from Oil(2) Brent Prices Since 2008(3) % Production from N. American Gas & NGLs(2) U.S. Natural Gas Prices Since 2008(1) Hess’s low exposure to N.A. natural gas means minimal impact from collapsing natural gas prices Highest exposure of peers to oil means favorable impact from escalating oil prices 21% 32% 34% 35% 37% 45% 45% 51% 52% 55% 55% 58% 61% 63% 64% 68% 70% 20% 30% 40% 50% 60% 70% 80% DVN APC EOG TLM NBL COP APA RDS XOM STL TOT MUR OXY BP MRO CVX HES Proxy & Revised Proxy Peers $60.00 $70.00 $80.00 $90.00 $100.00 $110.00 $120.00 Nov - 08 Jan - 09 Mar - 09 May - 09 Jul - 09 Sep - 09 Nov - 09 Jan - 10 Mar - 10 May - 10 Jul - 10 Sep - 10 Nov - 10 Jan - 11 Mar - 11 May - 11 Jul - 11 Sep - 11 Nov - 11 Jan - 12 Mar - 12 May - 12 Jul - 12 Sep - 12 Brent Oil $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 Nov - 08 Jan - 09 Mar - 09 May - 09 Jul - 09 Sep - 09 Nov - 09 Jan - 10 Mar - 10 May - 10 Jul - 10 Sep - 10 Nov - 10 Jan - 11 Mar - 11 May - 11 Jul - 11 Sep - 11 Nov - 11 Jan - 12 Mar - 12 May - 12 Jul - 12 Sep - 12 Nov - 12 US Natural Gas 2% 4% 8% 8% 9% 9% 15% 16% 23% 27% 34% 36% 37% 41% 52% 68% 79% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% TOT STL CVX BP RDS HES MRO XOM MUR OXY COP APA NBL TLM EOG APC DVN Proxy & Revised Proxy Peers Sources: Company Filings, Bloomberg 1.January 2013 Natural Gas 2.% of 2012 Production 3.January 2013 Brent Oil

...And Material Position in the Bakken, a Premier U.S. Oil Resource Play [ 12 ] Leading Public Bakken Operators by Acreage(2) Despite stock price of Bakken operators increasing ~1,100% since 2008... Despite Continental Resources (a Bakken pure play with equivalent acreage to Hess) creating $10 billion of market capitalization over the last four years through effective execution in the Bakken... Despite Hess having one of the leading acreage positions in the Bakken... ...Hess’s stock performance has languished Hess is one of the largest acreage holders in the Bakken. W.D. Von Gonten detailed study concluded value of Hess Bakken position very comparable to Continental’s. Stock Performance of Bakken Operators(1) 0 200 400 600 800 1,000 1,200 CLR HES WLL COP EOG XOM MRO STO OXY OAS SM KOG 0% 200% 400% 600% 800% 1,000% 1,200% 1,400% Nov - 08 Jan - 09 Mar - 09 May - 09 Jul - 09 Sep - 09 Nov - 09 Jan - 10 Mar - 10 May - 10 Jul - 10 Sep - 10 Nov - 10 Jan - 11 Mar - 11 May - 11 Jul - 11 Sep - 11 Nov - 11 Jan - 12 Mar - 12 May - 12 Jul - 12 Sep - 12 Nov - 12 Bakken Operators Hess Sources: Company Filings, Bloomberg 1.Bakken operators includes CLR, OAS, and KOG 2.Company filings and presentations

Hess Constantly Switches Proxy Peers But Continues to Underperform [ 13 ] Over the last five years, Hess has dropped 6 peers and added 5 new peers out of an original peer set of 16 companies (a churn of 69%).(1) Still, underperformance is clear. Hess Over (Under) Performance vs Proxy Peers(2) Source: Bloomberg, Company filings 1.From 2008 proxy peers through 2012 proxy peers 2. As of 11/28/12, date before which Elliott began to purchase a substantial amount of Hess stock (17)% (27)% (31)% 2012 Proxy Peers 2010 Proxy Peers 2008 Proxy Peers 1 - Year (31)% (30)% (32)% 2012 Proxy Peers 2010 Proxy Peers 2008 Proxy Peers 5 - Year (29)% (58)% (70)% 2012 Proxy Peers 2010 Proxy Peers 2008 Proxy Peers 3 - Year

Underperforms Even Against More Integrated Peers—Peers Who Have Downstream Operations That Have Not Benefited From Oil Price Increase [ 14 ] Underperformance vs. Hess Cherry-Picked Integrated Peers(1,3) Underperformance vs. Integrated Peers from Proxy(1,2) 5 Year Relative Performance(2) 5 Year Relative Performance(3) Source: Bloomberg 1. As of 11/28/12, date before which Elliott began to purchase a substantial amount of Hess stock 2. Includes BP, CVX, COP, XOM, MRO, OXY, RDS, STL and TOT. COP and MRO were integrated until May 2012 & July 2011 respectively 3. Includes BP, CVX, XOM, RDS, STL, and TOT, as per Hess presentation filed on 4/5/13 In recent materials to Shareholders, Hess measures itself on a 10 year basis against only 6 of its 9 integrated proxy peers. Average market cap of these 6 is over 11x greater than Hess(1) (32)% (32)% (21)% 5 - Year 3 - Year 1 - Year 40 50 60 70 80 90 100 110 120 130 140 (35)% (40)% (20)% 5 - Year 3 - Year 1 - Year

Most Relevant Peers are Anadarko, Noble, Conoco, and Marathon Hess Has Dramatically Underperformed Them All [ 15 ] Anadarko “Anadarko, perhaps Hess’ most comparable peer...” Wood Mackenzie (September 2012) Noble Energy “In particular, we believe Noble Energy provides the most appropriate benchmark...” Bank of America Merrill Lynch (April 1, 2013) ConocoPhillips (COP / PSX) Marathon (MRO / MPC) Integrated peer that transformed to pure-play E&P Integrated peer that transformed to pure-play E&P Source: Bloomberg As of 11/28/12, date before which Elliott began to purchase a substantial amount of Hess stock (683)% (51)% (164)% (113)% (117)% (32)% 17 Years 5 - Year 4 - Year 3 - Year 2 - Year 1 - Year (398)% (68)% (98)% (66)% (48)% (19)% 17 Years 5 - Year 4 - Year 3 - Year 2 - Year 1 - Year (328)% (52)% (89)% (90)% (74)% (38)% 17 Years 5 - Year 4 - Year 3 - Year 2 - Year 1 - Year

Hess’s Most Relevant Comparable in the Bakken is Continental Continental Generated $10 Billion in Market Cap While Hess Went Nowhere [ 16 ] 2009-2012(1) Hess Continental Increase in Bakken Production ~55,000 boe/d ~56,700 boe/d Total Return 1% 255% Change in Market Capitalization +$0.6bn + $10.1bn Bakken EBITDA Generated $2.4bn $2.5bn Despite similar production growth ...and comparable equity issuance Continental has created $10 billion of equity value, while Hess stood still. WHY? Equity Issued $0.7bn $1.0bn ...and comparable EBITDA generation Source: Company Filings, Bloomberg 1. See slide 65 50% 100% 150% 200% 250% 300% 350% 400% 450% Jan - 09 Mar - 09 May - 09 Jul - 09 Sep - 09 Nov - 09 Jan - 10 Mar - 10 May - 10 Jul - 10 Sep - 10 Nov - 10 Jan - 11 Mar - 11 May - 11 Jul - 11 Sep - 11 Nov - 11 Jan - 12 Mar - 12 May - 12 Jul - 12 Sep - 12 Nov - 12 Jan - 13 Mar - 13 CLR HES

[ 17 ] Fundamental Problems at Hess Lack of Focus Unrelenting Underperformance Undisciplined Capital Allocation Operational Mismanagement Endless Ineffective Restructurings Abysmal Governance Culture

Multitude of Businesses and Geographies Demonstrates Lack of Focus That Results in Hess Being Subscale in Nearly Every Area in Which It Competes

Laundry List of Non-Upstream Distractions

- Dotted line indicates divestiture announced after Jan 25, 2013 (date Elliott sent private letter to Hess)
- Green shading indicates business declared "long term strategic" in November 2012 and January 2013 before announcement to sell



Hedge Fund
HETCO
Fuel Cell
NUVERA
LNG
Shannon LNG
Retail
HESS
Refining
Prop Trading
?
Generation
Marketing
Terminals

Laundry List of Upstream Locations

- Upstream operations in 17 countries[1] including:
  - Algeria, Australia, Brunei, China, Colombia, Denmark, Egypt, Equatorial Guinea, France, Ghana, Indonesia, the Kurdistan region of Iraq, Libya, Malaysia, Norway, Thailand, and the United States
  - Announced intention to sell Indonesia and Thailand on March 4th
- Geographic span of a major, yet Hess is a fraction in size:
  - Market cap is under 1/11th the average of majors in its proxy peers[2]
  - 1/23rd of Exxon[2]
  - 1/12th of Chevron[2]

Hess Upstream Operations[3]



GLOBAL OPERATIONS

Sources: Company Filings, Bloomberg

1. Hess 2012 10-K, pro forma for divestitures announced or completed through April 12, 2013
2. As of 11/28/12, date before which Elliott began to purchase a substantial amount of Hess stock
3. Hess website January 2013

[18]

Compared to Peers of Similar Market Cap Size and Even Pro Forma for Hess Divestitures Announced or Completed, Hess Upstream Operations Remain Spread Across 4x As Many Countries

HESS

Company	Market Cap[1]		Countries Listed in 10K		Countries with Significant Operations[2]	
	Size	Multiple of Hess	Number	% of Hess	Number	% of Hess
Hess	$16.8		17[3]		12[3]	
Anadarko	$36.8	2.2x	16	94%	5	42%
Apache	$30.4	1.8x	7	40%	6	50%
Cabot	$10.1	0.6x	1	6%	1	8%
Chesapeake	$11.2	0.7x	1	6%	1	8%
Concho	$8.1	0.5x	1	6%	1	8%
Continental	$12.5	0.7x	1	6%	1	8%
Devon	$21.5	1.3x	2	12%	2	17%
Encana	$16.0	1.0x	2	12%	2	17%
EOG	$31.5	1.9x	6	35%	3	25%
Marathon	$21.9	1.3x	12	71%	7	58%
Murphy	$11.2	0.7x	12	71%	4	33%
Noble	$17.2	1.0x	11	65%	6	50%
Pioneer	$12.9	0.8x	1	6%	1	8%
Range	$10.7	0.6x	1	6%	1	8%
Southwestern	$12.4	0.7x	2	12%	2	17%
Talisman	$11.9	0.7x	12	71%	8	67%

"We've been clear. **We are very proud of the global portfolio we have.**"

John Hess

January 2013[4]

Relative to the average of similar sized peers:
- Hess operates in 3x as many countries
- Hess has significant operations in 4x as many countries

Sources: Hess Website, Company Filings, Bloomberg
1. As of 11/28/12, date before which Elliott began to purchase a substantial amount of Hess stock
2. Countries with significant operations based on each company's disclosure in the 10K. Includes countries that each company describes as "core". If the Company did not describe any countries as "core", countries with meaningful reserves, production and/or E&P capital spend were included.
3. Pro Forma for announced or completed divestitures
4. 4Q Earnings Call, January 30, 2013

[19]

Management Has Failed to Articulate a Rational Strategy for Portfolio [ 20 ] “In terms of exploration and production, we are different than the other independents. We are the most global.” - John Hess, Chairman & CEO Hess June 2010(1) “We want to maintain our global presence and our global reach because we believe that the globe provides many opportunities now and will also in the future. So we want to maintain that global scale and capability.” - Gregory Hill, EVP Worldwide E&P Hess November 2012(2) Management wants to run a global conglomerate Analysts doubtful of strategic rationale Analysts doubtful of strategic rationale “In multiple client conversations throughout the day we found literally no one that defended the shape, nor global strategy of Hess.” – Deutsche Bank (January 30, 2013) “We are skeptical that Hess’s current global growth strategy will yield superior returns or growth, as its organization appears to be spread thin and we think it is unlikely that Hess can have a competitive advantage in all the areas it is pursuing.” – Goldman Sachs (June 11, 2012) “On the upstream side, we question whether the company has the bandwidth to operate in over 20 countries…We do not believe a company of Hess’s size will get credit in the market for a shotgun approach to investing across the world…” – Citigroup (July 20, 2012) 1.Bernstein Conference, June 2010 2.Bank of America Merrill Lynch Conference, November 2012

Hess Is Not a Major and Should Not be Run Like One [ 21 ] “We have the portfolio of a major, we have the technical challenges of a major” John Hess, June 2010(1) Hess is NOT a major It is 1/23rd the size of Exxon and 1/12th the size of Chevron Yet, CEO is adamant in running Hess as though it were of similar size The result is a distracted organization: Subscale in nearly every basin in which it competes Lacking capital discipline Overwhelmed by operational missteps resulting in further distraction

[ 22 ] Fundamental Problems at Hess Lack of Focus Unrelenting Underperformance Undisciplined Capital Allocation Operational Mismanagement Endless Ineffective Restructurings Abysmal Governance Culture

Why Capital Allocation Is Critical at Hess [ 23 ] More than 25% of Shareholders’ investment is reinvested each year: 2008 2009 5 Year Average 2012 2011 2010 Capital Spending as % of Average Market Cap 17% 18% 30% 47% 32% 28% 2013 Capital Spending as % of Current Market Capitalization(1) = 26% Source: Capital IQ, Company filings 1. Market capitalization as of 4/12/2013; Capital spending is $6.2bn pro forma for all transactions; Actual capital spending guidance was $6.8bn, 28% of current market cap Future capital allocation decisions by the Board and CEO determine returns for current Shareholders

No Discipline of Returning Cash to Shareholders [ 24 ] 2002-2012 Dividend CAGR Bottom quartile among peers in returning cash to shareholders Hess has not repurchased shares in over a decade Despite Brent prices more than quadrupling Sources: Company Filings, Capital IQ 1. Market capitalization as of 4/12/13 2002-2012 Cash Return as % of Current Market Cap(1) 90% 88% 80% 75% 57% 43% 42% 39% 39% 35% 22% 19% 12% 7% 6% 4% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% BP COP TOT XOM RDSA STL DVN TLM MRO CVX OXY MUR APC APA HES EOG 21% 21% 14% 14% 12% 12% 11% 9% 9% 8% 8% 7% 4% 3% 3% 0% 0% 5% 10% 15% 20% 25% EOG Devon Occidental Talisman Apache Murphy Conoco Chevron Exxon Anadarko Statoil Total Marathon Shell BP Hess

Lost Over $4 Billion in Exploration in Last Five Years [ 25 ] Breaking with industry best practices, Hess drilled 80+% working interest wells in numerous regions. The result was destruction of 20+% of its market capitalization Exploration Value Creation(1) Exploration Value Creation as % of Current Market Cap(1)(4) Wood Mackenzie calculates that Hess has lost $4 billion of value from its exploration investment over the last 5 years(1) Hess has squandered billions and provided zero recognition or explanation Management has persisted in drilling high cost, high risk prospects with 80+% working interest Sell-side analysts have included penalties in their Hess valuations for expected continued exploration failure Deutsche Bank has in the past discounted its NAV by 20% to account for Hess’s high exploration spending(2) Citigroup has in the past included a $6 per share exploration penalty for Hess(3) Hess has squandered billions on adventures around the globe ($6.0) ($4.0) ($2.0) $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 APC STO RDS NBL APA TOT BP CVX OXY XOM MUR TLM COP MRO HES Value Creation from Exploration ($ billions) (30%) (20%) (10%) 0% 10% 20% 30% 40% APC NBL STO APA RDS TOT MUR BP OXY CVX XOM TLM COP MRO HES Value Creation from Exploration 1.Source: Wood Mackenzie 2.Deutsche Bank 11/6/2012 3.Citigroup 11/2/2012 4.Market capitalization as of 11/28/12, date before which Elliott began to purchase a substantial amount of Hess stock

Lost $6.7 Billion in a Hedging Program Nine Times Worse Than Its Peers [ 26 ] Hess’s cumulative realized hedging losses since 2002 equivalent to 9% of E&P Revenues Over the same period, peers(2) realized cumulative gains equal to 1% of E&P revenues Realized Hedging Performance 2002-2012(1) Source: Company filings Pre-tax gains/losses on commodity derivatives Proxy or Revised Peers who engage in hedging for upstream business including Anadarko, Apache, Devon, EOG, Marathon, Noble and Talisman Realized Gains (Losses) Hedging Cumulative Realized Gains (Losses) as % of E&P Revenues Anadarko $1.4bn 1% Apache ($0.4)bn 0% BP None/NM NA Chevron None/NM NA ConocoPhillips None/NM NA Devon $0.8bn 1% EOG $2.2bn 5% Exxon None/NM NA Marathon ($0.1)bn 0% Murphy None/NM NA Noble ($0.1)bn 0% Occidental None/NM NA Shell None/NM NA Statoil None/NM NA Talisman ($0.5)bn (1%) Total None/NM NA Average 1% Hess ($6.7)bn (9%) ($1,800) ($1,600) ($1,400) ($1,200) ($1,000) ($800) ($600) ($400) ($200) $0 2002 2004 2006 2008 2010 2012 $ millions 1. 2.

Symptomatic of Poor Capital Discipline, Hess Engages in Prop Trading [ 27 ] Source: Company filings 10K (pg. 74) groups together 100% of trading revenues for HETCO and corporate proprietary trading.1. 10K (pg. 28) also groups together 100% of net income for proprietary trading and 50% of income from HETCO. Using corporate effective tax rate, this implies losses at corporate proprietary trading. 2009 is first year disclosure includes revenues. Why does Hess group these together rather than clearly showing what is going on at each group? Separate from hedging production, Hess also owns a hedge fund (HETCO) and engages in prop trading. WHY? Proprietary Trading Carried out in corporate office, separate from HETCO. What is this doing at Hess? Hedging Production HETCO (Hedge Fund) Lost 9% of E&P revenue while peers gained ~1% of E&P revenue Trades public equities as well as commodities. Guaranteed by Hess balance sheet Hess refuses to disclose its results from corporate prop trading and consolidates results with HETCO Disclosure suggests ~$400mm in prop trading losses since 2009(1) or very high operating costs at HETCO or? Why do shareholders have to guess? Implied Prop Trading Losses 2009-2012(1) ($160) ($140) ($120) ($100) ($80) ($60) ($40) ($20) $0 2009 2010 2011 2012 $ millions

[ 28 ] Fundamental Problems at Hess Lack of Focus Unrelenting Underperformance Undisciplined Capital Allocation Operational Mismanagement Endless Ineffective Restructurings Abysmal Governance Culture

Why Is Hess Headquartered in Manhattan?
Resulting in Top Leadership Being Out of Touch with Energy Industry



~25% of CVX 2012 U.S. Production in CA
San Ramon
Los Angeles
~20% of OXY 2012 Production in CA
CIMAREX
WHITING
Denver
QEP
QEP Resources, Inc.
SM ENERGY
Continental
Chesapeake
devon
GULFPORT
WPX ENERGY
Tulsa
Oklahoma City
MURPHY
El Dorado
Denbury
Plano
Irving
ExxonMobil
CONCHO
Midland
Fort Worth
PIONEER NATURAL RESOURCES
The Woodlands
Anadarko
Houston
NEWFIELD
CONOCO
Apache
OASIS PETROLEUM
Marathon Oil Corporation
eog resources
Cobalt
noble energy
SWN
Cabot Oil & Gas Corporation
ULTRA PETROLEUM
HESS
New York City

[29]

Source: Bloomberg

[ 30 ] Unable to Control Well Costs in Resource Plays, Hess Has Switched to a Completion Design Peers Refuse to Use in Similar Acreage Plug and Perf Completion Design(1) In 1H 2012, Hess well costs were 39% above Continental when drilling same type of well Frac Method Plug & Perf Plug & Perf Proppant(3) 60% Sand, 40% Ceramic 40% to 50% Sand, remainder Ceramic Rigs 20 16 % Pad Drilling 30% ? In 4Q 2012, Hess well costs 17%-38% above Whiting when drilling same type of well Sliding Sleeve Completion Design(2) Sanish Only Frac Method Sliding Sleeve Sliding Sleeve Sliding Sleeve Proppant(3) 100% Sand Range of 70% to 100% Sand, remainder Ceramic 95+% Sand Rigs 6 20 14 % Pad Drilling 100% 50% ~95% “Hess has 30% higher well costs on the exact same rock whenever we are in a well with them, we always try to swap out even if it is into worse acreage.” – Senior Executive of Major Bakken Operator (December 2012) +39% +17% +38% Sanish Only $7.0 $7.5 $8.0 $8.5 $9.0 $9.5 $10.0 $10.5 $11.0 $11.5 $12.0 $12.5 $13.0 $million per well $6.0 $6.5 $7.0 $7.5 $8.0 $8.5 $9.0 $9.5 Sources: Company filings, presentations, earnings call transcripts, North Dakota Industrial Commission data 1.1Q and 2Q earnings transcripts and presentations 2.4Q earnings transcripts and presentations 3.Data from North Dakota Industrial Commission

Ability to Control Well Cost Is Critical to Realizing Asset Value for Shareholders [ 31 ] Hess wasted millions on Bakken well costs In 2012, Hess underestimated its Bakken costs by $1 billion; having to raise guidance from $2 billion to $3 billion in spending while also reducing production guidance Every $500,000 of Cost Overruns on a Bakken Well Results in ~ $500 million of Value Lost if Not Checked(2) In 1H2012 Hess well costs exceeded like peers by $3.5mm per well(1) In 4Q2012 Hess well costs exceeded like peers by $1.5-$2.5mm(1) If unchecked, cost overruns could result in billions lost for Shareholders Sources: Public company filings, corporate presentations and earnings call transcripts See slide 30 Present value of additional $3 million cost for each well across 750,000 net acres, excluding acreage drilled through 3Q. Assumes 8 wells per spacing unit (4 Bakken, 4 TFS), 14 rig program, adding 1 rig per year until 20 rigs; Pretax value at 10% discount rate Resource plays require high number of wells to be drilled efficiently. Hess has struggled. ($8.0) ($7.0) ($6.0) ($5.0) ($4.0) ($3.0) ($2.0) ($1.0) $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 Redcution to Hess NAV $ billions Incremental Capex per Well ($ millions)

NPV Impact from Reducing Bakken Rig Program(1) $2.5 billion Hess Reducing Rig Count from 16 to 14 22 Rigs 20 Rigs 14 Rigs Unable to Manage Rig Program Commensurate with Size of Acreage Position Result is Destruction of NPV Potential and Decelerating Production Growth [ 32 ] Question: “And if you do come in below that target or budget, I mean do you think – would we expect to see you drill incremental wells for the same CapEx over the year, or just come out with a lower CapEx budget?” Rick Bott, Continental President & COO: “our goal is to accelerate value. We have a deep multi-decade inventory and we want to bring as much of that value forward. So, our plan would be to leverage those efficiencies and be able to drill additional wells”(3) Bakken Operator Production Growth(2) 2012 2013E Continental 80% 38% Oasis 110% 42% Kodiak 267% 109% Hess 87% 20% Hess’s inability to operate a rig program comparable to peers of its size results in $2.5 billion of forgone value as evidenced by slower production growth Present value of additional or lessor rig held in perpetuity across 575,000 net acres, excluding acreage drilled through YE2012. Assumes 8 wells per spacing unit (4 Bakken, 4 TFS), $6.5 million NPV per well; 28 day spud to spud time (Hess 4Q); Pretax value at 10% discount rate Production growth guidance for 2013 for Bakken or corporate if not disclosed Continental Resources 4Q12 Earnings call In contrast, best-in-class Bakken operators are focused on accelerating value $9.5 $10.0 $10.5 $11.0 $11.5 $12.0 $12.5 $13.0 14 16 18 20 22 Impact on Hess NAV $ billions Operated Rig Program 1. 2. 3.

Burdened by Yesterday's Issues, Hess Is Not Matching its Peers in Working to Maximize Bakken's Future Potential

HESS

Company	Program	Description
Continental		
Continental	Accelerating Lower Three Forks Exploration Program	• 20 wells to define the productivity of 2nd, 3rd and 4th benches of the Three Forks across 75x60 miles(1)
	High Density Pilot Appraisal Project	• 4 pilot density projects to test 320 and 160 acre spacing (14 and 28 wells per unit) (1)
Whiting		
Whiting	Hidden Bench Lower Bakken Silt Testing	• Testing additional target zone situated between Middle Bakken and Three Forks (2)
	High Density Pilot Appraisal Project	• Initiating higher density pilots in Sanish, Pronghorn, Hidden Bench and Missouri Breaks (2)
	Testing Additional Three Forks Zones	• Testing the 2nd bench of the Three Forks in the Cassandra and Tarpon areas(2)
Oasis		
Oasis	High Density Pilot Appraisal Project	• Launching infill pilots in 22 spacing units(3)
	Extensional Acreage Testing	• Testing Three Forks wells in North Cottonwood, Red Bank and extensional Montana acreage(3)
	Lower Three Forks Exploration Program	• Drilling 6 vertical wells into lower Three Forks benches in 1Q13 to determine areas for horizontal pilots in late 2013(3)
Kodiak		
Kodiak Oil & Gas Corp.	High Density Pilot Appraisal Project	• 2 pilot projects testing 12 wells per unit including 6 Middle Bakken wells and 6 Three Forks(4)
	Lower Three Forks Intervals Exploratory Testing	• Exploratory testing of the upper, middle and TF3 Three Forks intervals(4)

HESS

"We're doing a very small amount of appraisal work in the Three Forks..."

Greg Hill, January 2013(5)

Sources: Public company filings, corporate presentations and earnings call transcripts
1. Continental 4Q12 Earnings call
2. Whiting 4Q12 Earnings call and presentation
3. Oasis 4Q12 Earnings call
4. Kodiak 4Q12 Earnings call
5. Hess 4Q 2012 Earnings Call

[33]

Inability to Make Most of Corporate Opportunities Demonstrated in Eagle Ford Hess Not Only Failed to Capture Opportunity, Hess Lost $771 Million [ 34 ] Hess entered the Eagle Ford in 2010 and lost money. The Eagle Ford is one of the premier U.S. liquids resource plays and has seen a dramatic rise in value over the past few years. Hess’s loss is the equivalent of losing money in the 1990s buying technology stocks—hard to do even if you tried. Capital Destroyed in Eagle Ford Lease Acquisition Costs(1) ($366)mm Drilling & Completion Costs(2) ($504)mm Additional Capital Expenditures(3) ($149)mm Cash Payments to ZaZa(4) ($124)mm Total Capital Invested in Eagle Ford ($1,142)mm Total Cash Lost in Eagle Ford ($771)mm Sales Proceeds in March 2013(5) $265mm Eagle Ford Cash Flows(6) $107mm Total Cash Generated by Eagle Ford $372mm JV with unknown ZaZa Energy had misaligned incentives: ZaZa was paid to acquire acreage regardless of cost or quality and bore no risk to Hess capital losses ZaZa received 10% cash bonus and 10% carried working interest while putting no capital at risk for acquired acres After 2 years, Hess realized its mistake and exited JV: ZaZa walked away with half of Hess’s Eagle Ford acreage and over $100mm of Hess’s cash Indicative of lack of capital controls, litigation is ongoing from the JV as Hess paid lease brokers for acreage that was never delivered Hess does not disclose the extent of these losses. Shareholders must look to disclosures of ZaZa and Sanchez in order to learn how Shareholder capital was lost While others captured tremendous wealth in the Eagle Ford (APC, COP, EOG, MRO, MUR, RDSA, TLM, etc.), Hess not only failed to create value but lost $771mm Sources: Hess and ZaZa Company Filings 1.ZaZa 2012 10K (p.F92) 2.53 Wells drilled as of 3/1/13; 50 wells in Cotulla area per Sanchez presentation, 3 wells outside Cotulla area ZaZa 2Q 2012 10Q (p.45); Well costs assumed to be $10.3mm in 2010/2011 and $8.9mm in 2012/2013 as per Hess 2Q 2012 earnings call; 23 wells drilled as of YE2011 as per ZaZa 10K 2011 (p.3) 3.$380mm in Eagle Ford capex in 2012 per 2Q Hess earnings call; Lease acquisition costs $0 in 2012 per 2012/2011 ZaZa 10K; 26 wells drilled in 2012; remainder is $149mm for non-D&C capital expenditures 4.$24.8mm in ZaZa lease bonuses per ZaZa 2012 10K (p.53), $14.8mm in ZaZa G&A reimbursement per ZaZa 2012 10K (p.54), $84mm in ZaZa JV dissolution payments per ZaZa 3Q 2012 10Q (p.12) 5.Sanchez press release, March 18, 2013 6.2010 through 2Q 2012 production, realized prices, lease operating costs from ZaZa filings; 3Q2012 through 1Q2013 production from Sanchez acquisition presentation, Cotulla Only realized prices and lease operating costs per ZaZa filings in 1Q and 2Q 2012 10Qs and held constant; G&A per BOE at Hess U.S. E&P average; no corporate overhead included

[ 35 ] Fundamental Problems at Hess Lack of Focus Unrelenting Underperformance Undisciplined Capital Allocation Operational Mismanagement Endless Ineffective Restructurings Abysmal Governance Culture

Endless Ineffective Restructurings That Result in Further Underperformance

HESS

"Will perpetual restructuring mode ever end?"
- Goldman Sachs, October 2003[1] (nearly 10 years ago!)

Span of Announced Restructuring


1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

	1996 to 1999 "Repositioning"	2001 to 2003 "Reshaping"	2001 to 2006 Continued "Reshaping"	2008 to 2010 "Rebalancing"	2001 to 2011 "Restructuring"	2009 to 2014 "Important Change"	2010 to ? "Multiyear Transformation"
Promises	"After **more than 3 years** of aggressively repositioning its asset base and slashing costs, we expect Amerada Hess will finally deliver…" - Lehman, May 1999[2]	"We have done a lot of work the **last two years** to reshape our portfolio… **It's starting to stabilize.**" - John Hess, October 2003[3]	"Over the **last five years** our company has done a lot of work to reshape our portfolio… We're starting to deliver a consistent track record of performance." - John Hess, September 2006[4]	"So **about two years ago**, we really started to push a more balanced approach between accessing unconventional… to balance the high impact exploration program.." - John Hess, November 2010[5]	"We have done a lot of work over the **last 10 years to restructure** our own Company significantly…" - John Hess, July 2011[6]	"…important change for Hess… This change essentially **began in 2009 and should be largely complete in 2014**." - John Hess, July 2012[7]	"We would note that our current board is comprised of highly accomplished directors who deserve credit for initiating the **multiyear transformation** that **started in 2010 and that continues today.**" - Jon Pepper, Hess spokesman, February 2013[8]
Results[9]	(21)%	(24)%	(87)%	(17)%	(167)%	(63)%	(43)%

Source: Company transcripts, Wall St. Research
1. Goldman Sachs, October 14, 2003
2. Lehman Brothers, May 28, 1999
3. Hess 3Q 2003 Earnings Call
4. Lehman Brothers Conference, September 2006
5. Bank of America Merrill Lynch Conference, November 2010
6. Hess 2Q11 Earnings Call
7. Hess 2Q12 Earnings Call
8. Bloomberg: "Hess Tangled Family Ties Targeted in Shareholder Revolt", February 27, 2013
9. Underperformance vs. Revised proxy peers; calculated over period referred to in quote

[36]

Today Shareholders Are Told of Hess's 7th Attempted Restructuring Like Prior Restructurings, There Is No Clear Beginning or End

HESS

When did this "5" year restructuring begin and when will it end?

2008

Did it **start in 2008** ?

"So **about two years ago**, we really started to push a more balanced approach between accessing unconventional hydrocarbon resources, oil and gas, to balance the high impact exploration program..."

- John Hess, **November 2010**[1]

2009

But it has been **ongoing since 2001**?

"We have done a lot of work over the last **10 years** to restructure our own Company significantly..."

-John Hess, **July 2011**[2]

2010

No, it **started in 2009** and will **end in 2014**

"This change essentially **began in 2009 and should be largely complete in 2014**."

- John Hess, **July 2012**[3]

2011

Ignore comments from 2010 and 2011

As said in July 2012: five year plan 2009 to 2014

... but **completed in 2013**

a **four year plan** that we call a **"five" year plan**

"On our **July call**, we explained that Hess was in the **midst of a five-year transition... completed by the end of 2013.**"

-John Hess, **January 2013**[4]

2012

What? **It began in 2010**? We thought it began in 2009? Well, we also used to think it began in 2008...

So is it **a three year plan? 2010 - 2013?**

Whatever it is, it is multiyear and continues today

"..our current board is comprised of highly accomplished directors who deserve credit for initiating the **multiyear transformation** that **started in 2010 and that continues today.**"

-Jon Pepper, Hess spokesman, **February 2013**[5]

2013

2014

When will it end?

"...the major moves to reshape our portfolio... will have been completed by the **end of 2013.**"

John Hess, January 2013[4]

"we'd say **12 to 18 months [March 2014 to September 2014].**"

John Rielly, SVP & CFO, Hess March 2013[6]

"...I mean, it's early in the process, but our guidance would be that we'd complete these sales by the **end of 2014.**"

John Rielly, SVP & CFO, Hess March 2013[6]

"monetization of our Bakken midstream assets expected in **2015.**"

John Hess, March 2013[6]

Source: Company transcripts

1. Bank of America Merrill Lynch Conference, November 2010
2. Hess 2Q 2011 Earnings Call
3. Hess 2Q 2012 Earnings Call
4. Hess 4Q 2012 Earnings call, January 30, 2013
5. Bloomberg: "Hess Tangled Family Ties Targeted in Shareholder Revolt", February 27, 2013
6. Hess business update call, March 4, 2013

[37]

Contradictory Statements Proves That Recent Plan Is Not Product of Thorough and Thoughtful Review

HESS

Until March 2013

Hess: Marketing, Retail and Infrastructure long-term strategic

"…the **strategic infrastructure** we have in North Dakota, having control of that adds a lot of value…that's **not something** we would be **interested in MLPing**…Energy **Marketing and Retail Marketing remain a long-term strategic part** of our portfolio that… builds upon our strong brand..."

-John Hess, November 2012(1,3)

"We have a strong brand… it enhances the company from a financial and reputational point of view…. an **energy marketing business… will help us if we find gas** in the Utica…So they're going to be some **strategic** benefits…"

-John Hess, January 2013(2,4)

As of March 4th 2013:

Hess: Marketing, Retail and Infrastructure should be monetized

"…monetization of our Bakken midstream assets expected in 2015…We have had this strategic transformation underway really… predominately when we started to build out our Bakken position in 2010. So **this is not something that just happened overnight**…"

-John Hess, March 2013(5)

"…in terms of pursuing strategic options to maximize value, be it the retail marketing business or energy marketing business, we are evaluating several options to monetize these businesses to maximize shareholder value. And we are **just starting that process.**"

-John Rielly, SVP & CFO, March 2013(5)

Source: Company transcripts
1. 3Q 2012 Earnings call, November 2, 2012
2. 4Q 2012 Earnings call January 30, 2013
3. Elliott view: Oil & gas are commodities - they don't require branding
4. Elliott view: Oil & gas are commodities - they don't require controlled distribution
5. Hess business update call, March 4, 2013

[38]

Not Capable of Refocusing Exploration

HESS

Exploration Strategy 2003

"We are transitioning away from a program that existed for us in the past, and towards a program which concentrates on high-impact prospects. I think the areas of focus for us will still be the deepwater Gulf of Mexico,
deepwater offshore West Africa, and
deepwater Southeast Asia."

– John O'Connor, Fmr President Worldwide E&P Hess, April 2003[1]

Reality since: unable to stay within "focus area"

Australia	Colombia	Kurdistan
Brazil	Egypt	Libya
China	France	Peru

Exploration Strategy 2012

"We were known as a very high-impact explorer. I think we can say that that strategy didn't work. We spent about $5 billion on high impact exploration and we certainly didn't discover enough resources to generate acceptable returns on that $5 billion investment. So we have shifted our exploration strategy…

[First] Our three primary focus areas are
Gulf of Mexico,
West Africa and
Asia-Pacific…

The second change …Hess used to drill wells at high working interest, 80% to 100% working interest. We are not going to do that anymore."

– Gregory Hill, EVP Worldwide E&P Hess, November 2012[2]

Less than ten seconds later :
"There is one last area … that is Kurdistan. We see lots of hydrocarbons there, and we're shooting seismic this year and we will drill our first well next year in 2013." [2]

Less than three months later:
On January 22, 2013, Hess's agreement to acquire additional acreage in the Paris Basin and carry Egdon Resources on Huiron-1 exploration well was announced. Hess has 85% working interest. [3]

Reality: unable to stay within "focus area" nor avoid high working interest drilling

Neither Kurdistan nor France are in "focus areas" and are being drilled at 80% and 85% working interest respectively

Source: Company Filings, Earnings Call Transcripts,
1. 1Q 2003 Earnings Call
2. Bank of America Merrill Lynch Conference, November 2012
3. Egdon Resources press release January 22, 2013

[39]

[ 40 ] Unable to Live Within Cash Flow “...The key to [profitable growth] will be [that] we will be able to live within our means and deliver, I think, very attractive financial returns on a going forward basis as I said.” - John Hess, July 2012(1) “Our Company has always been disciplined, always has had the goal of living within our means.” - John Hess, February 2009(2) “We want to live within our cash flow. We usually moderate the spending based upon what we expect the cash flow to be for the year.” - John Hess, February 2008(3) “Our finances, we want to live within our cash flow. If you look at our company's past you'll see that we're pretty disciplined about that.” - John Hess, September 2006(4) “...We basically have a philosophy of managing the capital spend for the Corporation within the cash flows that the businesses throw off.” - John O’Connor, Fmr President Worldwide E&P Hess, January 2005(5) Shareholders have heard this too many times before Historical cash flows tell a different story(6) (50.0%) (40.0%) (30.0%) (20.0%) (10.0%) 0.0% 10.0% 20.0% 2003 - 2012 2008 - 2012 2010 - 2012 2011 2012 Cumulative Free Cash Flow as a % of Operating Cash Flow HES Revised Proxy Peer Median Proxy Peer Median 1.Hess 2Q 2012 Earnings Conference Call, July 25, 2012 2.Credit Suisse Group Energy Summit, February 5, 2009 3.Credit Suisse Group Energy Conference, February 7, 2008 4.Lehman Brothers CEO Energy Conference, September 5, 2006 5.Hess 4Q 2004 Earnings Conference Call, January 26, 2005 6.Company Filings. Free Cash Flow defined as Operating Cash Flow less Capex

[ 41 ] Persistant Inability to Deliver Returns to Shareholders “It should be obvious that we have made a lot of moves with a multi-year strategy to put our company in a position to generate long-term shareholder value, that we look at things for all shareholders benefit.” - John Hess, January 2013(1) Relative Performance(2): (28%) (40%) (75%) (66%) “The most important part of our financial strategy is, obviously, ultimately, we want to build a company to have a business that delivers first quartile financial shareholder returns” “We are proud of our organization's ability to deliver performance and remain confident that our future investment opportunities will create value for our shareholders.” “We think [high-impact exploration] is the best way to create shareholder value and we've been delivering on that.” September 2011(3) January 2009(5) February 2008(6) What is obvious is that despite John Hess’s perennial claims, year after year stock performance fails “As a potential shareholder or current shareholder you should feel very good about the growth being captured...” September 2010(4) (60%) (30%) 0% 30% 60% February 2008 - November 2012 January 2009 - November 2012 September 2010 - November 2012 September 2011 - November 2012 Hess Revised Proxy Peers 1.4Q 2012 Earnings call, January 30, 2013 2.Revised proxy peers from the date of quote through 11/28/12, date before which Elliott began to purchase a substantial amount of Hess stock 3.Barclays Conference, September 8, 2011 4.Barclays Conference, September 16, 2010 5.4Q 2008 Earnings call, January 28, 2009 6.Credit Suisse Conference, February 7, 2008

[ 42 ] Fundamental Problems at Hess Lack of Focus Unrelenting Underperformance Undisciplined Capital Allocation Operational Mismanagement Endless Ineffective Restructurings Abysmal Governance Culture

History of Abysmal Governance Culture at Hess [ 43 ] Staggered Board Multiple attempts by Shareholders to destagger Board likely blocked by John Hess Compensation Management and directors awarded $540 million while underperforming peers by 460%(1) $8 million paid directly to Board members by CEO’s family estate for service as executors(2) Director tenure 17 year average tenure of non-management directors at retirement No effort to ever refresh the Board: last retirement of non-management director was in 2003 Oil & Gas operating experience Never even one independent director with oil & gas operating experience Least independence Consistently 3 joint-executors of Hess estate served as directors Continually interlocking director and management relationships(3) Never fewer than 3 directors that are management members at any one time Corporate governance failures under John Hess’s tenure Sources: Company Filings, Bloomberg 1.See slide 46 2.See slide 50 3.See slide 49 Sources: Company Filings, Bloomberg 1.See slide 46 2.See slide 50 3.See slide 49

Current Board Exemplifies Lack of Adequate Director Oversight Continues Trend That Has Been in Place During Entire Tenure of Current Chairman & CEO [ 44 ] 0% for Hess ?!?! 3 Management Directors vs. Peer Average of 1.4 Hess Peer Average(3) Name Age (2) Tenure(2) Relative Performance Over Tenure(3) Oil & Gas Operating Experience Background John Hess 58 35 / 17 (460%) Hess Management Hess Chairman & CEO Thomas H. Kean 77 23 (1,022%) None Government; Joint executor Hess estate; Director & Sec. of Hess Charitable Trust Edith Holiday 61 20 (589%) None Government Nicholas F. Brady 82 19 (550%) None Government/Finance; Joint executor Hess estate; invests for Hess Charitable Trust Robert Wilson 72 17 (335%) None Healthcare; Johnson-Hess family connection Frank A. Olson 80 15 (396%) None Auto Rental Craig Matthews 69 11 (153%) None Electricity Ernst von Metzsch 73 10 (44%) None Finance Risa Lavizzon-Mourey 58 9 (68%) None Non-profit; Johnson-Hess family connection F. Borden Walker(4) 59 9 (68%) Hess Management Hess EVP & President, Marketing and Refining John Mullin III 71 6 (56%) None Finance; Joint executor of Hess estate Samuel Bodman 74 4 (47%) None Government/Chemicals Gregory P. Hill 52 4 (47%) Hess Management Hess EVP & President, Worldwide Exploration and Production Samuel A. Nunn Jr. 74 6 mo NA None Government; Chairman CSIS of which John Hess is a Trustee (1) Sources: Company Filings, Bloomberg 1.Non-management directors 2. Age and tenure calculated as of date of 2013 annual general meeting; Tenure for John Hess shows both as director and as CEO, respectively 3. Revised proxy peers: Anadarko, Apache, EOG, Chevron, ConocoPhillips, Exxon, Marathon, Murphy, Noble, Occidental. Underperformance calculated from 1st day of the year following appointed to the Board through 11/28/12, date before which Elliott began to purchase a substantial amount of stock. John Hess calculated from the year he was appointed CEO 4. On March 4, 2013, F. Borden Walker was replaced without a vote by James H. Quigley Least independent, least energy experience, most management directors and one of the longest tenures 0% 5% 10% 15% 20% 25% 30% 35% Oil & Gas Operating Experience Tenure 8 yrs 10 yrs 12 yrs 14 yrs

Hess Has Made No Attempt to Refresh Its Board Until Shareholder Nominees Stepped Forward [ 45 ] Not a single non-management director has retired from the Hess Board since 2003 The average tenure of a director when stepping off the Hess Board is 17 years Hess has never had even one independent director with oil & gas operating experience Hess has never refreshed its Board despite desperate need for new ideas

Board and Management Received $540 Million in Compensation While Delivering Unrelenting Underperformance

HESS

$540mm Paid to Board and Management

- Compensation to John Hess: **$195mm**[1]
- Compensation to Management excl. CEO: **$313mm**[1]
- Compensation to Board: **$32mm**[1]

Hess Over (Under) Performance[2,3]

	John Hess Tenure 17 Years	5-Year	4-Year	3-Year	2-Year	1-Year
vs Proxy Peers	(333)%	(31)%	(43)%	(29)%	(40)%	(17)%
vs Revised Proxy Peers	(460)%	(45)%	(63)%	(44)%	(47)%	(20)%
vs Bakken Operators	NA	(263)%	(984)%	(184)%	(70)%	(16)%
vs XLE	NA	(31)%	(57)%	(43)%	(44)%	(20)%
vs XOP	NA	(39)%	(81)%	(52)%	(39)%	(15)%

Despite highest oil weighting of any peer…
…and material position in the Bakken, leading U.S. oil play

In 3 of the last 5 years, John Hess has ranked in the Top 25 Highest Paid CEOs[4]…
…despite underperforming peers by (55%)[5]

Source: Bloomberg, Company filings

1. Adjusted for inflation using Bloomberg Urban CPI; John Hess compensation calculated over his tenure as CEO, excluding inflation John Hess was paid a cumulative $165 million; NEO's compensation calculated over John Hess's tenure as CEO, excluding inflation NEOs were paid a cumulative $246 million; Director compensation over the tenure of each director, excluding inflation compensation totaled $26 million
2. As of 11/28/12, date before which Elliott began to purchase a substantial amount of Hess stock
3. Proxy peers: Used by Hess for mgmt compensation: Anadarko, Apache, BP, Chevron, ConocoPhillips, Devon, EOG, Exxon, Marathon, Murphy, Occidental, Shell, Statoil, Talisman and Total; Revised proxy peers: excludes Devon & Talisman due to high North America gas weighting; excludes BP, Shell, Statoil, Total due to European super major status; includes Noble as additional relevant competitor; Bakken Operators: Includes Continental, Oasis and Kodiak
4. www.Forbes.com; According to Forbes, John Hess compensation ranked #23, #132, #94, #3 and #25 in 2012, 2011, 2010, 2009, 2008 respectively for all S&P 500 companies
5. Versus revised proxy peers; From January 1, 2008 through December 31 2012

[46]

Unresponsive to Wide Criticism That Company Lacks Pay for Performance... [ 47 ] Sources: Company Filings, Bloomberg 1. Hess estate is assumed to support Say on Pay and is excluded from calculation 2. Other companies did not have say on pay votes; Hess estate is not excluded from calculation 3. Shareholder returns and market capitalization as of 11/28/12, date before which Elliott began to purchase a substantial amount of stock 4. ISS commentary on Hess, Hess Corporation 2012 Core Research Report 4. Glass Lewis commentary on Hess, Hess Corporation 2012 Proxy Paper 2012 Say on Pay Support(1) Only 51% support on Hess Say on Pay(1) 427th out of 450 in S&P 500(2) 149th out of 156 Energy companies(2) Average S&P 500 support for “Say on Pay” votes in 2012 was 87%(2) Hess’s cumulative CEO compensation over the past 5 years ranks in the 73rd percentile relative to peers, while total shareholder returns over the same 5 year period rank in the 20th percentile(3) “Shareholder returns continue to underperform peers similar in size and industry (as well as the broad industry and market index) over the last 1- and 3-fiscal year periods, while CEO compensation outranked most peers. While the company has changed its approach to long-term equity awards as of 2012, goals for performance shares (which replaced stock options with respect to half of the award value) do not appear rigorous relative to historical award opportunities.” ISS Proxy Advisory Services, 2012 Hess Core Report(4) “The Company has been deficient in linking executive pay to corporate performance in the past year, as indicated by the "D" grade received by the Company in Glass Lewis' pay-for-performance model. A properly structured pay program should motivate executives to drive corporate performance, thus aligning executive and long-term shareholder interests. In this case, the Company has not implemented such a program. Furthermore, we note that the Company received pay-for-performance grades of "D" and "D" in our 2011 and 2010 Proxy Papers, respectively. In our view, shareholders should be deeply concerned with the compensation committee's sustained failure in this area.” Glass Lewis 2012 Hess Corporation Proxy Paper(5) Shareholders object to Hess compensation Proxy advisors critical of Hess pay policies 40% 60% 80% 100% Hess Energy Companies S&P 500

… And Misaligned Compensation Has Persisted for Years

HESS

"ISS' quantitative analysis indicates that CEO pay significantly outranked peer companies within similar sector and size ranges, while 1- and 3-year TSRs were at or near the bottom ranking of the same peer group. Specifically, relative TSR **performance has been at the lower end of the bottom quartile** of peers while **CEO pay has been in the top quartile**."
ISS Proxy Advisory Services, Hess Core Report 2012

"The Company has been **deficient in linking executive pay to corporate performance** in the past year…. A properly structured pay program should motivate executives to drive corporate performance, thus aligning executive and long-term shareholder interests. In this case, the Company has not implemented such a program…In our view, sh**areholders should be deeply concerned** with the compensation committee's **sustained failure** in this area... In light of the Company's **failure to align executive pay with performance**, we believe the issues listed above are grave enough to warrant a vote against the Company's executive compensation program..."
Glass Lewis, Hess Proxy Paper 2012

"While the compensation committee has made some changes to the executive compensation program…it is not clear that these will improve the significant **historical pay-for-performance misalignment evidenced at the company**."
ISS Proxy Advisory Services, Hess Core Report 2012

"Our analysis finds that the Company **has not adequate linked executive compensation with performance**, much like the previous year. **Shareholders should be very concerned by this trend**, especially due to the lack of transparency in the Company's overall disclosure of how it awards compensation…."
Glass Lewis, Hess Proxy Paper 2011

"…shareholders should continue to monitor the pay-for-performance alignment at Hess, in light of the CEO's above median pay and lack of performance-conditioned long-term incentives."
ISS Proxy Advisory Services, Hess Core Report 2011

"Hess' executive compensation received a D grade in our proprietary pay-for-performance model..."
Glass Lewis, Hess Proxy Paper 2010

Glass Lewis Historical Hess Compensation Score

2006	2007	2008	2009	2010	2011	2012
C	D	C	C	D	D	D

[48]

Sources: ISS Proxy Services and Glass Lewis

Culture of Coziness Undermines Credibility of Board to Select Nominees; External Nominees Required [ 49 ] Franklin Mutual White Mountain Insurance NUI Johnson Family Leon Hess Estate Government Overlap Dillon Read Weatherford Mullin III Kean Walker Hill Olson Matthews Lavizzo-Mourey Wilson von Metzsch Nunn Holiday Brady Center for Strategic & Int’l Studies Beverly Enterprises Bodman John Hess

Hess’s Boardroom Deems This Appropriate: 3 “Independent” Directors Are Paid Millions to Serve As Joint Executors of John Hess’s Family Estate [ 50 ] Nicholas Brady John Mullin III Lead Independent Director AND Joint-Executor, Hess Estate Lead Independent Director AND Joint-Executor, Hess Estate Thomas Kean Independent Director AND Joint-Executor, Hess Estate Compensation paid by John Hess’s family estate for serving as executor(1): $8 million directly to Board members $3 million directly to Lead Independent Directors Source: Company filing Compensation calculated as per Last Will & Testament of Leon Hess

Shareholders Have Tried to Hold Hess Accountable [ 51 ] 90+% of outside shareholders voted to declassify the Hess Board in 3 separate votes Charter/bylaws require 80% of outstanding. In 2008, Board recommended for de-staggering: 246mm shares voted to de-stagger 76% of outstanding shares 87% of voting shares 37 mm shares voted against declassification (John Hess controlled 37mm shares) Did John Hess vote against his board’s recommendation and against declassification? Withholding votes on directors % of Total Shares Voted for Declassification(3) Trying to de-stagger Board Objecting via Say on Pay Most Recent Votes Withheld From Directors(1) 39%, 39% and 33% of votes withheld against Brady, Kean and Olson, respectively(1) 14%, 14%, and 14% of votes withheld against Holiday, Bodman, and von Metzsch(1) For context, in 2012 the average percentage of votes withheld from a nominee in a non-contested S&P 500 election was 3.7%(2) Only 51% support on Hess Say on Pay(4) 427th out of 450 in S&P 500(5) 149th out of 156 Energy companies(5) Average S&P 500 support for “Say on Pay” votes in 2012 was 87%(5) Hess’s cumulative CEO compensation over the past 5 years ranks in the 73rd percentile relative to peers, while total shareholder returns over the same 5 year period rank in the 20th percentile(6) Brady Kean Olson Holiday Bodman Von Metzsch 2010 2011 2012 0% 10% 20% 30% 40% 50% 0% 20% 40% 60% 80% 100% 2007 2008 2012 40% 60% 80% 100% Hess Energy Companies S&P 500 Say on Pay Support(4) Sources: Company Filings, Factset, ISS Voting Analytics 1.% of voted shares withheld; Hess estate is assumed to have voted for nominees and is excluded from calculation 2.Factset SharkRepellent 3.Hess estate is assumed to have voted against declassification and is excluded from calculation 4.Hess estate is assumed to support Say on Pay and is excluded from calculation 5.Other companies did not have say on pay votes; Hess estate is not excluded from calculation 6.Shareholder returns and market capitalization as of 11/28/12, date before which Elliott began to purchase a substantial amount of stock

37mm Shares Prevented All Directors from Becoming Accountable ...And John Hess Had 37mm Shares

How did John Hess vote in 2008?

- De-staggering the Hess Board requires 80% of outstanding (not just voting) shares
- **In 2007**, Shareholders' backed de-staggering the Hess Board with **over 97% of outside voters electing to de-stagger**[1]
- **In 2008**, the Hess Board recommended FOR de-staggering the Board (had they not, they may have had governance agencies recommend withholds on all of their nominees)
  - 245.7mm shares voted to de-stagger
    - 76% of outstanding shares
    - 87% of voting shares
  - 1.8mm shares abstained
  - **37.1 mm shares voted against declassification (John Hess controlled 36.6mm shares)**



% of Total Shares Voted for Declassification(1)
2012
2008
2007
0%
20%
40%
60%
80%
100%

How will John Hess vote this year?

- **In 2012**, Shareholders again backed de-staggering the Board with **over 94% of outside voters electing to de-stagger**[1]
- **Now**, the Hess Board again has recommended FOR de-staggering the Board
- **Yet**, at the same time the Board opposes a shareholder proposal to remove the 80% voting requirement that prevented de-staggering the Board **three times before**

Did John Hess vote against the recommendation of his OWN BOARD of which he is Chairman? How will he vote this year?

Sources: Company Filings, Factset, ISS Voting Analytics
1. Hess estate is assumed to have voted against declassification and is excluded from calculation

[52]

Culture of Avoiding Accountability

[ 54 ] With Disclosure Comes Accountability: Denial Is Easy When There Is No Disclosure Number of Analyst Days or Update Calls 2007-2013(1) 0 for Hess ?!?! No Analyst Day for nearly 7 years Number of Pages in Most Detailed Presentation in Past Year(1) 20 40 60 80 100 120 Hess Proxy Peers Revised Proxy Peers Sources: Bloomberg, CapIQ and Company Websites 1.2007 through 3/1/13

[ 55 ] Culture of Avoiding Accountability Deny Lack of Focus Deny Stock Performance Deny Undisciplined Capital Allocation Deny Operational Mismanagement Deny Abysmal Governance Culture Recognition of reality, and the accountability that comes with it at a public company, seem to be precisely what Hess’s Management and Board are doing everything in their power to avoid

Despite 17 Year Tenure of CEO and 13 Year Average Tenure of the Board, Hess Tells Shareholders to Only Remember Last Six Months [ 56 ] 1/25/13 date before Elliott’s intention to nominate directors became public 47% Underperformance(2,4) $9.4bn of Market Cap Foregone(3,4) 11/29/12 date Elliott began to purchase substantial stock “Since July 24, 2012, the last day of trading before we announced our updated strategy, Hess shares have increased...” - John Hess, January 28, 2013(1) 5% Outperformance(2,5) $0.7bn of Market Cap Regained(3,5) 50 60 70 80 90 100 110 120 1.Hess press release, January 28, 2013 2.Underperformance calculated versus Revised proxy peers: Anadarko, Apache, Chevron, ConocoPhillips, Exxon, Marathon, Murphy, Noble, Occidental 3.Market capitalization implied by Revised Proxy Peer performance less actual market capitalization 4.January 25, 2010 to July 24, 2012, date before which management claims to have updated their strategy (also coincidentally the stock’s lowest point) 5.July 24, 2012 to November 28, 2012, date before which Elliott began to purchase substantial amount of Hess stock

Hess Chooses July Start Date Because It Is Near 5 Year Low...... And in Materials to Shareholders, Hess Ignores Impact of Dividends [ 57 ] +1% +7% Date chosen by Hess to start calculation of its performance Since Hess has paid limited dividends, exclusion of dividends distorts peer returns 34% 35% 21% 28% 20% 24% 28% 32% 36% 40% Hess Return As Represented by Hess Actual Hess Including Dividends Murphy Return As Represented by Hess Actual Murphy Including Dividends Source: Hess March 4, 2013 presentation

In Materials to Shareholders, Hess Uses Misleading Chart That Ignores Relevant Peers and Hides Impact of Oil Prices [ 58 ] All the while titling presentation: “Delivering Shareholder Value” Oil prices outperform S&P 500 by 220% John Hess: “...we are E&P led. 88% of our capital employed is E&P...” July 2011(3) “...we've completed our transition to being a predominantly exploration and production company...[with] over 90% of our... capital employed.” November 2012(4) Hess’s Cherry-Picked Integrated Peers BP RDS CVX STL XOM TOT Average peer market cap over 11x greater than Hess(2) Not a single one of these companies was in Hess’s proxy peers a decade ago 4 of 6 non-U.S. based; 2 of which were not in proxy peers until last year Excludes MRO, COP and OXY: peers integrated for most, if not all, of the cited 10 year period Absolute performance and comparison to S&P 500 inappropriately ignores dramatic increase in oil prices and material underperformance versus peers Comparison to Integrated Peers inappropriately ignores size and capital employed outside upstream “Hess has... outperformed the S&P 500 – the gold standard benchmark index...” Hess Letter, April 2013(1) 0% 200% 400% 600% 800% Brent Price S&P 500 John Hess Tenure 17 Years Hess 235% Proxy Peers 568% (Under) / Over Performance (333)% Revised Proxy Peers 694% (Under) / Over Performance (460)% Source: Hess April 4, 2013 presentation 1.Hess Letter to Shareholders April 15, 2013 2.As of 11/28/12, date before which Elliott began to purchase a substantial amount of Hess stock 3.2Q 2011 Earnings call 4.3Q 2012 Earnings call

[ 59 ] And Even If Hess Does Want to Be Compared Against the S&P 500 It Has Underperformed Dramatically Over the Last 5 Years Underperformance vs. S&P 500 as of January 2013(3) Underperformance vs. S&P 500 as of November 2012(2) Source: Bloomberg 1. S&P500 total return calculated using SPDR S&P 500 ETF (SPY); 1 month forward Brent price; From 1/25/2008 to 1/25/2013, Brent increased by 25%, from 11/29/2007 to 11/28/2012, Brent increased by 21% 2. As of 11/28/12, date before which Elliott began to purchase a substantial amount of Hess stock 3. As of 1/25/13, date before which Elliott intention to nominate directors became public Over the last five years, Hess has underperformed the S&P 500 by 33% to 58%, despite Brent oil prices increasing over 20% during this period(1) – 3x the performance of the S&P 500(2) (58)% (45)% (12)% 5 - Year 3 - Year 1 - Year (33)% (49)% (33)% 5 - Year 3 - Year 1 - Year

Hess Hides Behind Analyst Price Targets That Price in Management Mediocrity

Hess's March 4th presentation points to Wall Street price targets as justification that nothing is wrong… Yet these targets merely reflect Hess's poor execution

- Two years ago, Hess's price target was **$100 / share**
- Poor execution drove that price target **down 35%** to $65 / share prior to Elliott's public involvement
- **Specter of accountability pushing change at Hess increased the target price by 23%** to $ 80 / share
- No material change to quality of assets. **Management and Board have no excuse to lower the bar…**

Hess Average Sell-side Target Price



$140
$130
$120
$110
$100
$90
$80
$70
$60
$100
$65
$80
$96
$128
Nearly 2 Years Ago (1)
25-Jan-13
Today (2)
Elliott Low Case
Elliott High Case

Production misses and CapEx overruns drove price target down

Potential for accountability to shareholders resulting in value enhancing actions lifts price target

Over same time period, majority of Peer price targets have risen

…Hess cannot excuse this away

After we pointed this out in our March 13 materials, Hess dropped the slide from their presentation

[60]

Source: Bloomberg
1. May 2011
2. April 12, 2013

[ 61 ] Culture of Avoiding Accountability Deny Lack of Focus Deny Stock Performance Deny Undisciplined Capital Allocation Deny Operational Mismanagement Deny Abysmal Governance Culture Recognition of reality, and the accountability that comes with it at a public company, seem to be precisely what Hess’s Management and Board are doing everything in their power to avoid

Claiming Absurd Synergies, Hess Views Disparate Asset Base as a Strength

HESS

Hess claims it is "realizing synergies from the transfer of technical skills and operating capabilities globally."[1]

If that is the case, then…

Why is Hess a less efficient operator in unconventional plays than independents without global offshore assets?

- Continental
- Pioneer
- EOG

Why has Hess had significantly less exploration success than exploration focused independents without unconventional assets?

- Tullow
- Kosmos
- Cobalt

Reality: Hess Shareholders have only seen dis-synergies.

In 2009, contrary to every other operator in the play, Hess embarked on and persisted with a program of drilling dual lateral wells.[2]

The subsequent well performance was substantially below industry average.[3]

This experiment was the result of attempting to bring high-tech, complex drilling techniques that characterizes deep water development into a play that required a low-cost lean manufacturing approach.

1. Hess's "Delivering Shareholder Value" presentation March 4, 2013
2. North Dakota Industrial Commission
3. Elliott estimate based on public well data from North Dakota Industrial Commission

[62]

[ 63 ] Culture of Avoiding Accountability Deny Lack of Focus Deny Stock Performance Deny Undisciplined Capital Allocation Deny Operational Mismanagement Deny Abysmal Governance Culture Recognition of reality, and the accountability that comes with it at a public company, seem to be precisely what Hess’s Management and Board are doing everything in their power to avoid

Hess Falsely Claims Conventional Assets Funded Bakken Opportunity [ 64 ] “our conventional portfolio generate[s] the cash needed to fund the unconventional growth that we have in the Bakken and the Utica.” John Hess, January 2013(1) 1.4Q 2012 Earnings call January 30, 2013

Reality: Bakken Was Funded By Hess Balance Sheet

HESS

2009-2012	Hess[1]	Continental[2]
Increase in Bakken Production	~55,000 boe/d	~56,700 boe/d
Increase in Bakken Net Acreage	~155,000	~560,000
Capital Expenditures	$5.4bn	$4.6bn
Infrastructure Spend	$1.2bn	
Acquisitions	$1.8bn	$1.2bn
Total Bakken Spend	$8.4bn	$5.8bn
Debt Issued	$4.2bn	$3.1bn
Equity Issued	$0.7bn	$1.0bn
Asset Sales	$1.5bn	$0.3bn
Total	$6.4bn	$4.4bn
Bakken EBITDA Generated[3]	$2.4bn	$2.5bn
Total Return	1%	255%
Change in Market Capitalization	+$0.6bn	+ $10.1bn

Reality

Despite **similar production** growth, and **acquiring 72% fewer acres**

…Hess spent **44% more capital**…

… and issued more debt, issued comparable equity, sold more assets

Shareholders have not seen the same benefit

Hess conglomerate structure has yielded cost overruns, operational hiccups, and an affinity for overbuilding. Pure play CLR achieved similar production growth and acquired more acres at lower cost and greater benefit

Sources: Company Filings, Earnings Transcripts, Bloomberg, CapIQ
1. Hess company filings, earnings transcripts
2. Continental company filings, earnings call transcripts
3. Elliott estimate based on average of OAS, KOG and NOG EBITDA before G&A per BOE less CLR G&A per BOE for each period; excludes impact of infrastructure

[65]

Where Did Cash From Conventional Assets Go? [ 66 ] Cash did not go to shareholders... 2009-2012 Cash Return as % of Current Market Cap(1) Cash Spent 2009-2012(4) Exploration $4.3bn Acquisitions of Conventional $1.9bn Downstream Spending $1.3bn Hedging $2.3bn Exploration Value Creation as % of Current Market Cap(2)(3) Instead, cash used on... 46% 28% 25% 21% 19% 18% 17% 14% 13% 12% 10% 10% 3% 2% 2% 2% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% COP XOM TOT DVN STL RDSA BP CVX MUR MRO OXY TLM APA HES EOG APC (30%) (20%) (10%) 0% 10% 20% 30% 40% APC NBL STO APA RDS TOT MUR BP OXY CVX XOM TLM COP MRO HES Value Creation from Exploration 1.As of 4/12/13 2.Market capitalization as of 11/28/12, date before which Elliott began to purchase a substantial amount of Hess stock 3.Source: Wood Mackenzie 4.Company filings

[ 67 ] Culture of Avoiding Accountability Deny Lack of Focus Deny Stock Performance Deny Undisciplined Capital Allocation Deny Operational Mismanagement Deny Abysmal Governance Culture Recognition of reality, and the accountability that comes with it at a public company, seem to be precisely what Hess’s Management and Board are doing everything in their power to avoid

Hess Falsely Claims It Is Lowest Cost Bakken Operator [ 68 ] “our well costs now rank us among the lowest cost and best in our peer group.” John Hess, March 2013(1) 1.Hess business update call, March 4, 2013

Reality:
Hess Is Not Low Cost Operator; Like for Like, Hess Remains Higher Cost

Plug and Perf Completion Design[1]

Hess well costs 39% above Continental
1H'12 drilling the same type of well



$13.0
$12.5
$12.0
$11.5
$11.0
$10.5
$10.0
$9.5
$9.0
$8.5
$8.0
$7.5
$7.0
$million per well
+39%
Continental
HESS

"In the first half of the year, we transitioned from a higher cost 38-stage hybrid completion design to a lower cost sliding sleeve design."

– Greg Hill, President Hess, January 2013[3]

Sliding Sleeve Completion Design[2]

Hess well costs 17% to 38% above Whiting
4Q'12 drilling the same type of well:



$9.5
$9.0
$8.5
$8.0
$7.5
$7.0
$6.5
$6.0
+38%
+17%
WHITING Sanish Only
WHITING
HESS

	Continental	HESS
Frac Method	Plug & Perf	Plug & Perf
Proppant[4]	60% Sand, 40% Ceramic	40% to 50% Sand, remainder Ceramic
Rigs	20	**16**
% Pad Drilling	30%	**?**

	WHITING Sanish Only	WHITING	HESS
Frac Method	Sliding Sleeve	Sliding Sleeve	Sliding Sleeve
Proppant[4]	**100% Sand**	Range of 70% to 100% Sand, remainder Ceramic	**95+% Sand**
Rigs	6	20	**14**
% Pad Drilling	100%	50%	**~95%**

Sources: Public company filings, corporate presentations, earnings call transcripts and North Dakota Industrial Commission data
1. 1Q and 2Q earnings transcripts and presentations
2. 4Q earnings transcripts and presentations
3. Hess 4Q earnings call
4. Data from North Dakota Industrial Commission

[69]

[ 70 ] Culture of Avoiding Accountability Deny Lack of Focus Deny Stock Performance Deny Undisciplined Capital Allocation Deny Operational Mismanagement Deny Abysmal Governance Culture Recognition of reality, and the accountability that comes with it at a public company, seem to be precisely what Hess’s Management and Board are doing everything in their power to avoid

Hess Claims It is “Mindful” of Governance, Yet... New Lead “Independent” Director Just as “Independent” as the Last One [ 71 ] On March 4th Hess announced the appointment of a new lead “independent” director... Collectively received $3 million directly from John Hess’s family estate. Paperwork for John Mullin to step down as executor was filed two weeks after Hess announced Mullin’s new position. Does Hess think this washes clean John Mullin’s relationship with the Hess family? Such closeness ought to be inappropriate for board membership, let alone lead directorship... Does the Board believe it is meeting its obligations to shareholders? John Mullin III New Lead Independent Director Lead Independent Director AND Joint-Executor, Hess estate Source: Company filings, New York State Court Filings Former Lead Independent Director Nicholas Brady Lead Independent Director AND Joint-Executor, Hess estate

[ 72 ] Management Nominees Appear to Be Picked for Their Concurrence on a Plan That Supposedly Predates Them by 3 to 17 Years “These independent directors agreed to join our board, because they believe in our outstanding plan, and they recognize that our plan is the right plan for all of our shareholders.” “We have had this strategic transformation, as my remarks noted, underway, really going back... since I became Chairman... In fact, Elliott got on the train after it really left the station... This is a culmination of a multi year strategy...” -John Hess, March 4th 2013(1) Shareholder Nominees: Independent “While this letter presents Elliott’s perspectives, Shareholder Nominees will form their own, independent views on the Company, its assets, and its strategy. These five accomplished individuals bring deep knowledge and experience in areas that are severely lacking in the existing board.” -Elliott Letter to Shareholders, January 29th 2013(2) Management Nominees: Handpicked for Concurrence? Source:Company transcripts 1.Hess business update call, March 4, 2013 2.Elliott Letter to Shareholders January 29, 2013

Quigley Was Placed on Board in March 2013 Without a Vote, Despite Shareholders Continually Calling for Destaggering of the Board [ 73 ] For over 5 years, shareholders have been asking to vote on directors annually; For over 5 years, shareholders have been ignored Management Nominee James H. Quigley Former CEO, Deloitte % of Total Shares Voted for Declassification(1) In 3 separate votes, 90+% of outside shareholders voted to declassify the Hess Board “The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis.” — ISS Proxy Advisory Services(2) Upstream Oil & Gas Operating Experience Restructuring Experience None None 0% 20% 40% 60% 80% 100% 2007 2008 2012 Sources: Company Filings, Factset, ISS Analytics 1.Hess estate is assumed to vote against declassification and is excluded from calculation; Company filings, Factset, ISS Voting Analytics; 2.ISS commentary on Hess, Hess Corporation 2012 Core Research Report

[ 74 ] Culture of Avoiding Accountability Deny Lack of Focus Deny Stock Performance Deny Undisciplined Capital Allocation Deny Operational Mismanagement Deny Abysmal Governance Culture Recognition of reality, and the accountability that comes with it at a public company, seem to be precisely what Hess’s Management and Board are doing everything in their power to avoid

[ 75 ] While Hess May Deny These Problems, Everyone Else Acknowledges Their Existence.

“We think the market will largely adopt a wait and see approach and not give any free passes to management until clear path towards their cash flow targets and execution capability is evidencedFrom a valuation perspective, we think the stock is relatively cheap as a result of the company’s less-than-stellar historical performance record and perceived execution risk.” Barclays (July 26, 2012) “And so, one of the problems is the board is stuffed with incredibly long-serving members, none of whom seem to have any experience outside the company running an oil company, so there’s a real lack of oil industry depth here. And coincidentally, they also happen to have very strong financial connections with the Hess family, helping to run the charitable board, helping to run the estate of the founders.” Reuters Breakingviews (January 29, 2013) Market Has Acknowledged That Fundamental Problems Exist at Hess... [ 76 ] “The simple fact is the market doesn’t trust Hess to run its business well, and thus places a discount on everything the company controls.” Morningstar (January 29, 2013) “HES has been what we call a ‘value trap’ for some time.” Societe Generale (January 30, 2013) “In multiple client conversations throughout the day we found literally no one that defended the shape, nor global strategy of Hess.” Deutsche Bank (January 30, 2013) “This is the most undermanaged major oil company in the world.” Jim Cramer, CNBC Faber Report (January 29, 2013) “Hess' board has consistently failed its shareholders and has never brought management to task, ever.... In light of the company’s poor performance the last decade, this is clearly a board that gives John Hess what he wants, rather than doing what is good for shareholders.” Morningstar (January 29, 2013) “The stock price reflects concern about ballooning capital costs, chronic lack of free cash flow, a high oil price breakeven, and recent difficulty executing against guidance and expectations.” Deutsche Bank (October 17, 2012)

...And Has Done So For a Long Time [ 77 ] “Although we think the company’s underlying asset value is worth significantly higher than our near-term price target, we now believe the shares will likely continue to struggle throughout this year and will trade substantially below our estimate of its fair asset value due to the lack of visible catalysts as well increased investor skepticism over management’s execution record” Barclays (April 26, 2012) “The 7% pullback in the stock was severe, and in our view, is indicative of a loss of investor confidence in HES’s execution capabilities, following a string of production misses and a lack of notable exploration success, in addition to a growing deficit between capex and cash flow. Entering 1Q’12, HES had missed its production guidance for four of the preceding 5 quarters, meaning execution was at a premium.” Simmons (April 26, 2012) “The large variability in capex versus original guidance (just set six months ago) demonstrates some lack of capital discipline within the company.” Citigroup (July 25, 2012) “The key issue for HES in our mind is capital intensity and the inability of management in recent years to live within the limits of its cash flows. Furthermore, given the lack of growth in oil and gas production over the last 5 years, there is a case to be made that the company should return more cash back to shareholders instead of attempting to grow at all.” Citigroup (July 20, 2012) “We believe Hess should consider further reducing its exploration program beyond what has already been announced. It is not clear to us given the levels of exploration spending versus cash flows that a mid-sized oil company can successfully pursue a global exploration strategy as Hess has attempted....The company’s high-risk/high-potential exploration and acreage strategy since 2009 is thus far not yielding favorable results.” Goldman Sachs (June 11, 2012) “On the upstream side, we question whether the company has the bandwidth to operate in over 20 countries    We do not believe a company of Hess’s size will get credit in the market for a shotgun approach to investing across the world.” Citigroup (July 20, 2012) “We are skeptical that Hess’s current global growth strategy will yield superior returns or growth, as its organization appears to be spread thin and we think it is unlikely that Hess can have a competitive advantage in all the areas it is pursuing.” Goldman Sachs (June 11, 2012)

...A Really Long Time [ 78 ] “The company has continued to be a net issuer of equity...at a time when most of the other majors have been buying stock...back and has produced low return on capital employed for most of the present decade.” Bernstein (October 22, 2009) “Notwithstanding the romance of Leon Hess’s development of the company from one oil delivery truck into a multi-billion dollar enterprise, by the early 2000’s the company’s reputation with investors was one of a struggling oil essentially run as if it were private.” Deutsche Bank (August 7, 2007) “To summarize, the key growth assets underperform, expectations are lowered, and a key investor fear – Hess’s propensity to outspend cash flow – is stoked by an early upward revision to the 2012 budget.” Deutsche Bank (April 25, 2012) “Flowing through from the high capex and low growth, the company has the lowest yield and lowest dividend growth combination amongst major oils.” Deutsche Bank (July 27, 2011) “The company’s refining and marketing assets remain emphatically not for sale, despite the fact that redeploying downstream invested capital...to the much higher returning upstream would make solid business sense.” JP Morgan (September 17, 2009) “The change in 2008 estimated EPS is due to our belief in the industry-wide cost pressures being sustained into next year and the company’s inability to manage them quite as successfully as do the Majors.” Bank of America (April 26, 2007) “Continued exploration losses are value destructive.” Deutsche Bank (October 25, 2006) “Hindsight: We can’t believe you’re back to more hedging.” Deutsche Bank (September 29, 2008) “Historic mistrust, with certain major potential shareholders reluctant to invest based on the issues the company faced in the past with a distinctly mixed record of shareholder value creation to say the least. Ultimately, John Hess is still in charge, and that provides a major link to the past. Hess has historically shown poor performance on operational metrics...” Deutsche Bank (August 6, 2007) “It is important to highlight that the highest paid companies are also the best performers, with the arguable exception of Hess. He is a dynastic executive left in a business that resonates with family fortunes...” Deutsche Bank (August 24, 2006)

...A Really, Really Long Time [ 79 ] “The key question, in our view, going forward is whether Hess is starting to spread itself too thin via a growing project portfolio list.” Goldman Sachs (April 26, 2006) “Despite a new record quarterly oil price environment and sequentially much higher production levels, worldwide unit profitability rose only marginally ...because of continued heavy hedging loss (no surprise here) and a sharp increase of costs.” Lehman Brothers (January 27, 2005) “The aggressive upstream exploration story driven by John O’Connor is under pressure, as a run of dry holes is looming larger. With no completion target, the story has an uncertain future, costs are rising and prospects are pushed from this year to next.” Deutsche Bank (April 26, 2006) “This company has not historically shown good capital discipline, delivering one of the highest F&D costs in the sector and one of the lower returns on capital.” Bank of America (January 27, 2005) “Hess’s long-term share performance has been hampered by an inability to show sustainable volume growth and value creation in the upstream...As a result, Hess’s 10-year share price performance has been the weakest among the integrated oils.” Merrill Lynch (October 21, 2004) “Following several years of missed targets, [Hess] has refrained from offering production guidance much beyond the current year. Whilst this plays to its benefit by avoiding the risk of over promising / under delivery, it also clouds the outlook over the coming years. HES’s reluctance to commit to any long-term production objectives is understandable in the context of a poor track record where a succession of aggressive growth targets has been missed.” Citigroup Smith Barney (October 11, 2004) “...Hess needs to spend aggressively to arrest its imploding production profile. The risk is whether these capital investments will generate competitive returns, a concern to investors given the recent history of production and reserve disappointments...” Merrill Lynch (April 29, 2004) “The question, in our view, is whether Hess is truly creating a culture that is focused on profitability first.” Goldman Sachs (February 6, 2004) Note: For all reports prior to May 2006, Amerada Hess or AHC, was changed name to Hess or HES “We think the frequency of HES’s analyst meetings could be increased. How about biannual?” Merrill Lynch (May 22, 2006)

...A Really, Really, Really Long Time [ 80 ] “Having lagged the recent rebound in the sector—adding to what has been long-term secular underperformance” Goldman Sachs (December 9, 2003) “We believe Hess had four issues it needed to overcome: Top management was not as strong as at its competitors; E&P asset base was very mature and short-lived; Balance sheet was weak; Capital discipline was expressed in words, but not practiced in actions.” Goldman Sachs (December 9, 2003) “Hess released another quarter of disappointing earnings...While offshore development delays are not uncommon for large oil and gas projects, Hess has consistently disappointed the market with operational performance over the past several quarters.” Bank of America Credit Research (July 29, 2003) “With below cost of capital ROACE, high upstream costs, and strategic impediments due to recurring high debt levels, we believe the Hess shares should continue to trade at a material discount vs. the integrated peer group. Moreover...we remain unconvinced that the company’s planned upstream growth will lead to improved profitability and returns.” UBS Warburg (April 30, 2003) “Will perpetual restructuring mode ever end?” Goldman Sachs (October 14, 2003) “...[Hess] a company that we consider the most fundamentally flawed E&P or integrated in our investment grade universe Unfortunately, these days a lack of astoundingly bad news is cause for celebration!” Morgan Stanley Credit Research (May 1, 2003) “The burden of high debt levels and low returns, with abandoned targets and a weak near-term production profile, leaves the management in need of reestablishing credibility and share price performance.” Deutsche Bank (April 8, 2003) “The material erosion of shareholder equity so soon after the completion of these two acquisitions is a clear disappointment ...[It] also must raise questions as to the acquisition due diligence process within Hess...We believe investors’ confidence in the company has been materially undermined...” UBS Warburg (February 3, 2003) “Hess’s near-term strategic outlook is fairly clear-cut: the company must improve. [Hess] will need to regain project management credibility after disappointing results...” Bank of America (January 6, 2004) Note: For all reports prior to May 2006, Amerada Hess or AHC, was changed name to Hess or HES

...Back into the Early Part of the Last Decade [ 81 ] “We believe Hess should trade at a 5%-10% discount to the Domestic Oils based on[and] 3) Damaged management credibility.” JP Morgan (January 30, 2003) “We believe even if the disposal program is completed the portfolio improvement is unlikely to be sufficient to result in returns in excess of Hess’s cost of capital.” UBS Warburg (November 5, 2002) “Credibility matters, and Hess has little of it left.” Credit Suisse (January 30, 2003) “While investors remain worried over the management’s seemingly sloppy attitude to shareholders’ equity...We are increasingly concerned over Hess’s continuing ability to generate these ‘non recurring’ charges ...Carelessness with shareholders equity is a worrying trait in any corporation.” Credit Suisse (January 30, 2003) “REITERATE UNDERPERFORM; E&P DETERIORATION A SERIOUS ISSUE There is no change to our Underperform rating for Hess despite the continued slide in its shares. We believe large write downs at its LLOG and Triton acquisitions coupled with continued erosion in its base E&P properties point to serious problems with the company's exploration and production business.” Goldman Sachs (January 30, 2003) “The continued string of negative news has left management with some work to do to rebuild investor confidence.” Bank of America Credit Research (January 31, 2003) “...Production forecasts were revised lower supporting concerns that we have had regarding economic value creation” Morgan Stanley (October 25, 2002) “Hess’s stock fell 12% today on the back of a downgrade to 2003 and 2004 production expectations and a further write-down of the LLOG properties . While neither of these things is devastating to the company’s value, we believe that management credibility at Hess has been stretched very thin...This charge will be seen by investors as a continuation of a disturbing pattern of special charges at Hess...again calling into question the company’s judgment...” Credit Suisse (October 24, 2002) Note: For all reports prior to May 2006, Amerada Hess or AHC, was changed name to Hess or HES

...Even Back into the Twentieth Century [ 82 ] “Hess announced a broad-based restructuring program involving reductions in overhead and capital expenditures...Regarding the stock, we maintain our longstanding Neutral rating. Investor interest is not expected to become material in this company until returns resemble the cost of capital on a sustainable basis.” Morgan Stanley (December 14, 1998) “Exploration expense is significantly above average...Hess, with a market capitalization of $4.5 billion, had 1997 exploration expense of $373 million; in comparison, Exxon, with a market capitalization of $175 billion, had exploration expense of $753 million. (In other words, Exxon’s exploration expense is only twice as high as Hess’s, while its market capitalization is almost 40 times as high).” Goldman Sachs (September 4, 1998) “Hess’s consistently poor returns...” UBS Warburg (September 22, 2000) “Hess continues to be the perennial turnaround story.” Paine Webber (May 7, 1997) Note: For all reports prior to May 2006, Amerada Hess or AHC, was changed name to Hess or HES “In 2003, Hess’s ROACE of 7.6% is the lowest in its peer group and is well below Hess’s cost of capital of 10%-12%.” UBS Warburg (September 22, 2000) “Given the continued inconsistency in Hess results...we would not add to positions at these levels” Smith Barney (October 23,1997) “While Hess has not been an earnings story for many years now, the absence of profits is getting stale.” UBS (January 23, 1998 )

[ 83 ] Hess’s problems are deeply rooted, pervasive, and fundamental.

Elliott Put Forward a Proposal in January: Hess Reacted Defensively and Has Failed to Address Its Problems

[ 85 ] Elliott Put Forward a Proposal and Hess Reacted Defensively with No Engagement or Genuine Analysis Hess Response March 4th Elliott Presentation January 29th Shareholder Nominees Elect the five world-class nominees Rejected Pushed out all five directors originally up for election Found five new nominees who preapproved Hess response Complete Review of All Pathways to Maximize Value “Conduct a full strategic and operational review to consider all pathways to maximize value – including:” I. “Substantial restructuring program (including a potential spin off of [the] Bakken asset) to refocus [the] portfolio and Management” II. Review to “improve operations and accountability to halt [a] history of poor execution,” and III. Review to “bring discipline to capital allocation.” Minor adoption I. Promised to sell downstream and monetize midstream assets all the while claiming it was always the plan. Dismissed further restructuring with false excuses, calling it a “liquidation” II. Denied any operational issues and called the review “irrelevant” III. Denied any capital allocation issues and called the review “irrelevant” but promised up to a $4 billion share repurchase and an increased dividend (neither had been done in a decade)

Fellow Shareholder Also Finds Hess Reaction “Misleading, Self-Serving, and Defensive” [ 86 ] “...We find many of your responses to the shareholders’ concerns to be misleading, self serving, and defensive...Given the inconsistencies in many of your recent communications, we expect that the shareholders would welcome Elliott’s nominees to the Board to ensure proper and timely execution and to avoid risk of backsliding.” David H. Batchelder, Hess shareholder, Relational Investors LLC March 2013(1)

Hess Pulled Slate Originally Up for Election
Found New Nominees Willing to Agree to Hess Plan

HESS

Original slate severely lacked operating experience, independence, and had long tenure

Hess Slate	Oil & Gas Operating Experience	Tenure	Independence ???	Shareholder Vote Withheld in Last Election (2010)(1)
Nicholas F. Brady	**None**	**19 Years**	**Joint executor Hess estate; invests for Hess Charitable Trust**	**38.8%**
Gregory P. Hill	Hess	4 Years	**Officer of Hess**	1.2%
Thomas H. Kean	**None**	**23 Years**	**Joint executor Hess estate; Director & Sec. of Hess Trust**	**39.2%**
Samuel A. Nunn Jr.	**None**	6 Months	**Chairman CSIS, of which John Hess is a Trustee**	NA
Frank A. Olson	**None**	**15 Years**		**33.2%**

In response to Elliott, Hess found five new nominees willing to agree with Hess plan

"These independent directors agreed to join our board, **because they believe in our outstanding plan**, and **they recognize that our plan is the right plan** for all of our shareholders."

"We have had **this strategic transformation**, as my remarks noted, **underway, really going back…since I became Chairman**…In fact, Elliott got on the train after it really left the station…This is a **culmination** of a multi year strategy…"

-John Hess,
March 2013(2)

How genuine and sustainable is Hess's change in response to Elliott?

[87]

Source: Company Filings
1. % of voted shares withheld; Hess estate is assumed to vote for nominees and is exclude from calculation; Company filings, Factset, ISS Voting Analytics
2. Hess business update call, March 4, 2013

What Shareholders Really Want Is For All Directors to Be Accountable
Proper Comparison Is Hess's New Nominees Against Incumbent Board

HESS

Hess's New Nominees

- William Schrader
- John Krenicki Jr.
- Dr. Kevin Meyers
- Dr. Mark Williams
- Frederic Reynolds
- John Quigley

Incumbents

Name	Age (1)	Return Over Tenure(2)	Tenure (2)	Background
John Hess	58	(460%)	35 / 17	Hess Chairman & CEO
Edith Holiday	61	(589%)	20	Government; Worked directly for Nicholas Brady in Senate and Treasury;
Robert Wilson	72	(335%)	17	Healthcare; Johnson-Hess family connection
Craig Matthews	69	(153%)	11	Electricity
Ernst von Metzsch	73	(44%)	10	Finance
Risa Lavizzo-Mourey	58	(68%)	9	Non-profit; Johnson-Hess family connection
John Mullin III	71	(56%)	6	Finance; Joint executor of Hess estate
Samuel Bodman	74	(47%)	4	Government/Chemicals

Average Tenure(2)	14 years
Upstream Oil & Gas Operating Experience	None
Restructuring Experience	None

Lead "Independent" Director AND Joint Executor of Hess Estate

"We would urge the board to consider more proactively whether these nominees might be more suitable for the company at this point in its development than some of the long-serving incumbents who do not seem to have been able to challenge management sufficiently to avert the company's extended decline in performance and share price."
- ISS Proxy Advisory Services, Recommendation: Barnes & Noble Proxy Contest, September 2010

[88]

Sources: Company Filings, Bloomberg
1. Tenure calculated as of date of 2013 annual general meeting; Tenure for John Hess shows both as director and as CEO, respectively
2. Tenure excluding John Hess is 11 years

[ 89 ] Hess Claims Process to Update Directors Began Last August But Hess Pushed Out Sam Nunn Who Was Actually Added in August “We are also adding...directors to the board. Last August, we met with a search firm to begin identifying candidates.....” Before I continue, I would like to recognize our existing directors...former Senator Sam Nunn...will be retiring from our board.” John Hess March 2013(2) “Hess Corporation (NYSE: HES) announced today the election of former U.S. Senator Sam Nunn to its Board of Directors.” August 2012(1) Before Shareholder Nominee Involvement After Shareholder Nominee Involvement Source: Company transcripts 1.Press release August 2, 2012 2.Hess business update call March 4, 2013

Hess Claimed Its Reaction Was a Plan That Had Been in Place for Years [ 90 ] “We have had this strategic transformation...underway really going back, not only since I became Chairman and we started to shift to E&P, but predominantly when we started to build our Bakken position in 2010. So this is not something that just happened overnight and is response to an activist. In fact, Elliott got on the train after it really left the station. This is a carefully structured strategy that's been given a lot of thought, and it's really the natural culmination of the strategic transformation I went through in my remarks...” John Hess March 2013(1)

Yet, This Is the First Dividend Increase or Share Buyback in a Decade [ 91 ] Hess Dividends(1) Authorized Share Buybacks as % of Market Cap(1)(2) Sources: Company filings, transcripts Forecasts as per management commentary, Hess business update call, March 4, 2013 Market capitalization as of 4/12/13 As a result of Shareholder Nominee involvement, Hess: Raised its dividend by 150%, the first dividend increase in over a decade Authorized a share buyback of up to $4 billion, the first Hess buyback in over a decade 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 2002 2004 2006 2008 2010 2012 2013 - 2015 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 2002 2004 2006 2008 2010 2012 2014E 1. 2.

[ 92 ] Before Shareholder Nominee Involvement: Hess Had Called Restructuring Plan Complete Question on January 2013 earnings call: “So, I guess the question is do we largely know all of the larger moving pieces at this juncture? Is that a fair statement?” John Hess Response: “Absolutely, that is the correct understanding of my remarks, that the major moves to reshape our portfolio in terms of divestiture to complete the strategic reshaping of our portfolio, will have been completed by the end of 2013.” “...these divestitures will complete the strategic reshaping of our portfolio...” John Hess January 2013(1) “We have had this strategic transformation... underway really going back...since I became Chairman... In fact, Elliott got on the train after it really left the station... This is a culmination of a multi-year strategy...” John Hess March 2013(2) Before Shareholder Nominee Involvement After Shareholder Nominee Involvement Source: Company transcripts 1.4Q 2012 Earnings call January 30, 2013 2.Hess business update call, March 4, 2013

Before Shareholder Nominee Involvement: Bakken Midstream MLP Was Inappropriate [ 93 ] “Today we are announcing the culmination of that process...Specifically, we will be... pursuing the monetization of our Bakken midstream assets.” John Hess March 2013(3) “...the strategic infrastructure we have in North Dakota...the Tioga Gas Plant...that's not something that we would be interested in MLPing.” John Hess November 2012(1) “But we certainly do not believe that an MLP in the Bakken is appropriate at this time.” John Hess January 2013(2) Before Shareholder Nominee Involvement After Shareholder Nominee Involvement Source: Company transcripts 1.3Q 2012 Earnings call, November 2, 2012 2.4Q 2012 Earnings call January 30, 2013 3.Hess business update call, March 4, 2013

[ 94 ] Before Shareholder Nominee Involvement: Energy Marketing and Retail Was Strategic “Today we are announcing the culmination of that process by exiting our downstream businesses and becoming a pure play E&P company. Specifically, we will be divesting our retail, energy marketing, and energy trading businesses...” John Hess March 2013(3) “Our Energy Marketing and Retail Marketing businesses remain a long-term strategic part of our portfolio...So we are very happy having it in the portfolio and it is a strategic part of the portfolio.” John Hess November 2012(1) “...we have morphed our fuel marketing business into an energy marketing business... which obviously will help us if we find gas in the Utica... So they're going to be some strategic benefits there... We have a strong brand. We think it – if anything it enhances the company from a financial and reputational point of view.” John Hess January 2013(2) Before Shareholder Nominee Involvement After Shareholder Nominee Involvement Source: Company transcripts 1.3Q 2012 Earnings call, November 2, 2012 2.4Q 2012 Earnings call January 30, 2013 3.Hess business update call, March 4, 2013

Hess Refused to Consider a More Fulsome Review and Resorted to Scare Tactics of Calling It an “Attempt to Liquidate the Company” [ 95 ] “...liquidate Hess as quickly as possible.” Hess Letter to Shareholders, March 2013(2) In a letter to Hess shareholder, Relational Investors: “We hope that you will urge Elliott to cease its attempt to liquidate the company...” John Hess, March 2013(1) “ ...the board has backhandedly dismissed [shareholder’s analysis] as a plan to “liquidate” the company... “Liquidation” is what results when a board takes its eye off the business equation for too long, not what happens when shareholders insist on taking a look for themselves.” “[The company] with its rhetoric about “liquidation,” appears to have dug in its heels on exactly the dry-eyed, disciplined business analysis which will be critical to streamlining the business and allocating capital effectively.” -ISS Proxy Advisory Services, Recommendation: AOL Inc Proxy Contest, June 2012 Elliott has never suggested liquidating the company. Public shareholders have seen this before 1.March 5, 2013 Letter to Relational Investors 2.Hess Letter to Shareholders, March 26, 2013

Specifically, We Suggested The Creation of Manageable Enterprises Accountable to Shareholders

HESS

Instead of an opaque, unmanageable conglomerate	Unlock great companies that will be accountable to shareholders
Unconventional ▪ 725,000 net acres in the Bakken ▪ 177,000 net acres in the Utica Shale	**Create Hess Resource Co.** Bakken and Utica with dropdown of midstream assets TEV = $13.0 to $14.4 billion(1)
Global Offshore and Other Conventional ▪ Long-life, oil-weighted reserves in "crown jewel" assets including Shenzi (GOM), Valhall (Norway), Ceiba & Okume (Equatorial Guinea) ▪ Favorable gas assets in Southeast Asia including JDA & Natuna Sea Block	**Create Hess International** Focus remaining conventional portfolio on core areas of competitive advantage through divestiture of non-core assets TEV = $21.4 to $30.2 billion(1)
Midstream ▪ Valuable Bakken infrastructure including Tioga gas plant and Bakken rail terminal	**Monetize resource play infrastructure** TEV = $2.0 to $2.5 billion(1)
Downstream & No-Stream ▪ Miscellaneous businesses - many with capital tied up at low rates of return	**Divest downstream assets** TEV = $3.1 to $3.5 billion(1)

Share Price = $95.70 to $128.46(1)
TEV = $39 to $50 billion(1)

Hess's March promises *(if delivered)* affect less than 10% of potential share uplift(1) over another 2 year period

[96]

Source: Company filings

1. Elliott estimates; Per share values calculated net of debt, cash pro forma for announced/completed transactions (Azerbaijan & UK assets), pension, tax attributes, interest tax shield

We Think It Makes Sense Because... Different Assets Require Different Management Capabilities [ 97 ] Resource plays and offshore assets are managed differently; Hess is incapable of managing both (evidenced by severe cost overruns in the Bakken) High sensitivity to capital costs Many low cost wells Lean manufacturing process Resource Plays Low sensitivity to capital cost Few high cost wells Tax regimes and/or PSCs allow for cost recovery that mutes impact of cost overrun Illustrative Sensitivity of NAV to Changes in Capital Expenditures(1) Elliott estimates Requires relentless focus on cost Requires technological focus & planning Offshore Assets (40)% (30)% (20)% (10)% 0% 10% 20% 30% 40% (50)% (40)% (30)% (20)% (10)% 0% 10% 20% 30% 40% 50% % Change in NPV % Change in Capital Costs Illustative Resource Play NPV Illustrative Offshore Asset NPV

We Think It Makes Sense Because…
Current Portfolio Mix Undervalued and Penalized by Analysts

■ More Important
■ Less Important

	Bakken Operators [1]	Large Cap Int'l [2]	Hess
2012E EBITDAX Multiple[3]	8.4x	4.3x	3.0x
Capital Intensity[4]	$128.47	$19.01	$34.60
FCF Gap / Market Cap[5]	(25)%	(1)%	(19)%
Net Asset Value	Easy to calculate due to repeatability of well results	Difficult to calculate	Bakken easy to calculate, other assets more challenging

- Bakken Operators: **NAV-based** valuation
  - Focus on acreage value sees through initial capital intensity
  - **Only 2** Hess analysts cover other Bakken operators
- Large-cap Internationals: heavy reliance on **multiple-based** valuation
  - Perceived risk of FCF gap and capital intensity reduce multiple
  - **20 of 22** Hess analysts cover large cap internationals
- Hess: Bakken is a material percentage of value but hidden within international mix
  - Result is Hess is penalized twice:
    - — Penalty #1: Multiple-based valuation undervalues Bakken
    - — Penalty #2: Hess given lower multiple than peers due in part to higher capital intensity and cash flow gap (partially caused by Bakken build-out)

Hess Sell-side Analysts Covering Bakken-Focused Companies[6] | **Hess Sell-side Analysts Covering Large Cap Internationals**



[null]
BAML
Credit Agricole
Barclays
JP Morgan
Capital One
Oppenheimer
ISI Group
Citigroup
UBS
Goldman Sachs
Wells Fargo
Howard Weil
Tudor Pickering
Societe Generale
Deutsche Bank
Edward Jones
Credit Suisse
Simmons
Morgan Stanley
Raymond James
Global Hunter
Dahlman Rose

Avg Target Price[7] = $88 | **Avg Target Price[7] = $63**

Sources: Bloomberg, Cap IQ, Company Filings
1. Bakken Operators includes Continental, Oasis and Kodiak
2. Large Cap include APC, APA, CVX, COP, XOM, MRO, MUR, NBL, OXY
3. 2012 EBITDAX multiple is Enterprise value divided by Consensus EBITDAX; as of 11/28/12
4. Capital Intensity is 2011 Development Capex divided by 2011 BOE Production
5. FCF as % of Market Cap is Consensus 2012 free cash flow divided by market cap; as of 11/28/12
6. Bakken focused companies include Continental, Oasis, Kodiak and Whiting
7. As of 1/25/13

[98]

However, While Elliott Put Forward This Proposal For Consideration, Shareholder Nominees Are Truly Independent [ 99 ] “Shareholder Nominees are completely independent, would constitute a minority of directors, and, unlike Hess’s nominees, have not preapproved any plan. If elected to the Board, each of these executives will bring substantial expertise, experience, and independence that we believe is sorely needed at Hess.” Elliott Letter to Shareholders, March 26th 2013 “While this letter presents Elliott’s perspectives, Shareholder Nominees will form their own, independent views on the Company, its assets, and its strategy. These five accomplished individuals bring deep knowledge and experience in areas that are severely lacking in the existing board.” Elliott Letter to Shareholders, January 29th 2013

[ 100 ] And Shareholder Nominees Have Helped Lead Very Different Types of Transformations Karl Kurz helped lead a transformation of Anadarko Petroleum earlier in the decade that saw Anadarko high grade its portfolio while managing both U.S. onshore resource plays and deepwater offshore assets. David McManus (Former EVP, Pioneer) David McManus helped Pioneer Natural Resources execute a restructuring and then divestment of its international portfolio so that the company could focus on its U.S. resource play assets. Karl Kurz (Former COO, Anadarko) “Pioneer management has delivered [a] text book repositioning of a portfolio previously spread across more than seven countries to become a 100% U.S. focused resource player.” Bank of America Merrill Lynch (October 2, 2012) “We believe that Anadarko has transformed itself from a company with an inferior asset base and questionable capital allocation success into a company with a strong asset base. The company continues to deliver at-or-above expectations and we believe that it can continue to surprise to the upside..” Lehman Brothers (May 7, 2008)

Hess’s Knee-Jerk Reaction Is Indicative of a Board That Has Dug in Its Heels on Exactly the Dry-eyed, Disciplined Business Analysis That Is Sorely Needed [ 101 ] Instead of a thoughtful response, based on an dispassionate analysis of the facts, Hess has responded with demonstrably false funding and tax arguments in order to avoid an objective review of new ideas It is clear that management has neither taken the shareholder proposal seriously nor evaluated it in any depth

Misleading Statements on Funding [ 102 ] “And just having the Bakken or Utica standalone, they would not be self-funding. They could not get access to the credit markets and that's a real issue.” John Hess January 2013(1) “Even without any initial debt, Singer’s ResourceCo would likely be a sub-investment grade credit with limited stand-alone debt capacity. As a result, ResourceCo’s ability to fund growth in the Bakken and hence realize future value for Hess shareholders would be harmed.” Hess Presentation to Shareholders March 2013(2) 1.4Q 2012 Earnings call January 30, 2013 2.Hess presentation “Delivering Shareholder Value”, March 4, 2013

Reality:
Standalone Hess Resource Co. Could Easily Fund Itself in the Capital Markets

HESS

Management either has not done its homework or does not understand the credit markets

- Numerous examples of U.S. resource focused companies with negative free cash flow
  - All able to fund themselves in the public markets and all trade at premium multiples to Hess
  - Continental has had negative free cash flow for the past 5 years yet has:
    - $2.9bn of public debt trading at an average yield under 3.5%
    - Enterprise value of over $20bn and trades at ~11.3x EBITDA

	Company[(1)]	Market Cap	EV / LTM EBITDAX[(2,3)]	Net Debt / LTM EBITDAX[(3)]	2013 FCF as % of Market Cap	Weighted Avg. Yield[(4)]
Bakken Operators	Continental	$16.9bn	11.3x	2.1x	(7)%	3.3%
	Halcon	$2.6bn	12.6x	5.7x	(24)%	7.2%
	Kodiak	$2.5bn	11.7x	3.8x	(6)%	4.6%
	Oasis	$3.6bn	9.1x	2.0x	(10)%	4.7%
	SM Energy	$3.9bn	5.2x	1.4x	(9)%	4.8%
Best-in-Class Resource Pure plays	Pioneer	$17.1bn	9.1x	1.1x	(4)%	2.8%
	Cabot	$13.6bn	18.5x	1.3x	1%	N/A
	Range	$12.8bn	18.1x	3.3x	(3)%	4.1%
	Hess Resource Co.	**$13.0bn to $14.4bn**	**10.0x to 11.1x[(5)]**		**(2)% / (3)%[(6)]**	

"...**there will be times when CLR may outspend its internally generated cash flow.** However, so long as it is earning the returns on investment in the incremental barrel produced by these borrowings... **this should be of minor concern**."

\- Moody's March 2012[(7)]

Sources: Bloomberg, CapIQ
1. All values as of 3/8/13
2. Adjusted for public equity and debt issuances post 12/31/12 if applicable
3. Pro forma adjustments made for additional amounts borrowed on revolving facilities if applicable
4. Average of yield to worst based on ask price for each bond
5. Elliott estimates: LTM EBITDAX calculated using Hess Bakken production, average of OAS, KOG and NOG EBITDAX pre-G&A per quarter and Hess U.S. E&P G&A/BOE plus allocation of corporate overhead; excludes Utica
6. Elliott estimates: (2)% excludes Utica; (3)% includes Utica; Both numbers calculated off Elliott low case of $13.0bn
7. Moody's Continental Credit Opinion, March 6, 2012

[103]

Reality: Resource Co. Would Be One of the Best Funded U.S. Unconventional Pure Plays [ 104 ] Per management production guidance: Bakken should be cash flow breakeven YE2014 This does not include the substantial cash generated by midstream assets $3+ billion of excess cash can be used to fund Utica development Cash flow gap due to high-return investments initiated by a credible operator does not limit debt capacity or financial flexibility Bakken Free Cash Flow & Sources of Cash (6) (5) (1) (2) (3) (4) Management guidance for 2013; thereafter Elliott estimates based on Continental 600 EUR type curve; Rig program based on achieving management guidance of 120MBOE/D by mid-decade Elliott estimate based on average of OAS, KOG and NOG 4Q EBITDA before G&A per BOE; less allocation of Hess E&P G&A and corporate overhead; OAS, KOG and NOG do not control midstream infrastructure; therefore there is no meaningful double counting in value of MLP spinoff Elliott estimates: Capex is management guidance for 2013; thereafter Elliott estimates for rig program using a well capex of $8.2m; $8.2m well capex is Continental’s estimate for their well cost by YE2013 Assume 75% of well capex is intangible with 100% IDC; tangible capex depreciated at MACRs 7; 35% tax rate on taxable income Valuation assumes 50% of Elliott low case midstream valuation 2x LTM EBITDA Given ability to raise capital via debt markets or raise proceeds from infrastructure, Hess Resource Co. has ample cash to standalone Bakken Standalone Unit 2013 2014 2015 2016 2017 Bakken Production MBOE/D 68 87 105 120 131 Bakken EBITDA $mm $1,432 $1,853 $2,218 $2,537 $2,780 Well Capex $mm (1,700) (1,918) (2,141) (2,148) (2,141) Cash Taxes $mm - - - - (111) Free Cash Flow $mm ($268) ($64) $77 $389 $529 ($500) $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2013 2014 2015 2016 Sources of Cash Free Cash Flow ($mm) Free Cash Flow Monetization of 50% of Midstream Initial Debt Capacity

Misleading Statements on Tax [ 105 ] “Bakken capital spending generates substantial excess tax deductions that are used to offset taxable income generated by other U.S. assets. Singer’s ResourceCo would be generating unused tax deductions and InternationalCo would be paying taxes on otherwise shielded income.” Hess Presentation to Shareholders March 2013(1) 1.Hess presentation “Delivering Shareholder Value”, March 4, 2013

Reality:
Value of Tax Savings from Deductions is Immaterial

HESS

Impact of Tax Shield from Bakken = $0.13 per share(1)

Hess Bakken should become a taxpayer in 2017 per management production guidance

Tax Calculations

	Unit	2013	2014	2015	2016	2017
Bakken Production[2]	MBOE/D	68	87	105	120	131
Bakken EBITDA[3]	$mm	$1,432	$1,853	$2,218	$2,537	$2,780
Tax Depreciation Bakken[4]	$mm	(1,776)	(2,020)	(2,225)	(2,251)	(2,231)
Taxable Income	$mm	($345)	($167)	($7)	$286	$549
Cash Taxes	$mm	$0	$0	$0	$0	($111)

Bakken

- Bakken operations should become a taxpayer in 2017
  - NPV of shifting 4 years of declining deductions out to the years when Bakken is taxpayer is ~$0.13 / share
- Existing NOLs can remain at Hess International post-spinoff.[5] Tax analysis is limited to future deductions
  - In the event the NOLs must travel with the Bakken, impact would be an additional ~$0.08 per share[6]
- Neither taxable income nor depreciation from Bakken midstream assets included (if funded appropriately in MLP market, assets would generate income tax not deductions)

Utica

- Tax analysis of the Utica is highly dependent on well type curve, liquid content and development ramp assumptions – which management has never disclosed
  - Using Utica peers' type curve estimates and a reasonable development program, the value of tax shield would be an additional $0.10 per share[7]
  - By the time development ramps in the Utica, the resulting tax deductions should be a useful tax shield for an income generating Bakken
- Does not include unnecessary infrastructure spend

1. Elliott estimates based on below calculations
2. Management guidance for 2013; thereafter Elliott estimates based on Continental 600 EUR type curve; Rig program based on achieving management guidance of 120MBOE/D by mid-decade
3. Elliott estimate based on average of OAS, KOG and NOG 4Q EBITDA before G&A per BOE; less allocation of Hess E&P G&A and corporate overhead; OAS, KOG and NOG do not control midstream infrastructure; therefore there is no meaningful double counting in value of MLP spinoff
4. Elliott estimates: Capital expenditures are management guidance for 2013; thereafter Elliott estimates for rig program using a well capex of $8.2m; $8.2m well capex is Continental's estimate for their well cost by YE2013; Assume 75% of well capex is intangible with 100% IDC; tangible capex depreciated at MACRs 7; Historical depreciation is calculated using 70% IDC
5. Elliott view based on counsel from tax and accounting advisors
6. Assumes $91 million of federal tax loss carry forwards are recognized immediately versus recognized in 2017+ from Bakken generated income
7. Assumes 75% of well capex is intangible with 100% IDC; tangible capex depreciated at MACRs 7

[106]

Misleading Statements on InternationalCo Financial Flexibility [ 107 ] “InternationalCo would be forced to assume all of Hess’ existing debt and therefore restrict InternationalCo’s financial flexibility, future growth rate, and ability to return cash to shareholders.” Hess Presentation to Shareholders March 2013(1)

Reality:
Hess International Would Generate Billions in Cash Flow And Retain Investment Grade Rating

HESS

Strong Cash Flow; Investment Grade Rating

- Long lived oil assets producing substantial cash flow
  - Wood Mackenzie and Rystad both project Hess International would **average ~$2.8 billion of free cash flow per year** before exploration for the next decade[1,2]

"We note that strategic **initiatives suggested by Elliott** are not necessarily leveraging or detrimental to credit quality. As such, **we believe the company could carry out these steps while maintaining an investment grade rating.**"

- J.P. Morgan **Credit Research**, February 2013[3]

	HES	HES Intl[3]	APA	APC	COP	DVN	EOG	MRO	MUR	NBL	OXY	TLM
Rating	Baa2/BBB		A3/A-	Baa3/BBB-	A1/A	Baa1/BBB+	A3/A-	Baa2/BBB	Baa3/BBB	Baa2/BBB	A1/A	Baa2/BBB
Debt ($bn)	$8.1	$8.1	$12.3	$13.3	$21.7	$11.6	$6.3	$6.9	$2.2	$4.1	$7.6	$4.4
Debt / EBITDAX[4]	1.0x	1.3x	1.0x	1.6x	1.0x	2.6x	1.4x	0.7x	0.6x	1.4x	0.5x	1.1x

According to JP Morgan's analysis, Hess International Co's leverage would fall within the range of Hess's applicable proxy peers and would receive an investment grade rating from the rating's agencies

Sources: Wood Mackenzie, Sell-side reports, Rystad Ucube, CapitalIQ
1. Source: Wood Mackenzie
2. Rystad UCube
3. JP Morgan February 4, 2013
4. 2012 EBITDAX

[108]

Shareholder Nominees Acknowledge The Problems and Can Fix Them

Shareholder Nominee Involvement Begins to Lift Management Discount [ 110 ] Since Shareholder Nominee involvement announced on January 28th: Hess has outperformed Proxy Peers by 23% Hess has outperformed Revised Proxy Peers by 22% Hess has outperformed Bakken Operators by 26% Hess Relative Performance vs. Revised Peers Elliott begins to acquire Hess stock Elliott releases “Perspectives on Hess” Hess Management announces Elliott intention to nominate directors; sale of terminal network 50 60 70 80 90 100 110

Favorable Reaction to Shareholder Nominee Involvement [ 111 ] “Elliott disclosed 5 impressive candidates for the Board” UBS (January 30, 2013) “...a who’s who list of corporate fixers and experienced oil execs.” Bank of America Merrill Lynch (January 31, 2013) “In our view, the industry experience available in the slate of nominees Elliott is proposing for HES’s Board of Directors is impressive and as a result, the nominees could bring industry insight unavailable on the current Board.” JP Morgan (January 30, 2013) “...[We] believe that the slate of new directors that it has proposed can bring a lot to the table.” Societe Generale (January 31, 2013) “We believe a new investor with the intent to make new nominations to the board is a move in the right direction for Hess’s corporate governance.” Citigroup (January 28, 2013) “Proposed directors have street cred. In proposing its alternate slate of directors, Elliott nominated four individuals with various management backgrounds in the oil patch and Harvey Golub, the former CEO of American Express.” Bank of America Merrill Lynch, Credit Research (January 29, 2013) “Elliott’s nominees assure greater accountability and are more likely to continue to explore all avenues to enhance shareholder value while providing more pertinent E&P experience.” David H. Batchelder, Hess shareholder, Relational Investors LLC (March 27, 2013) “We currently believe the best way for Hess shareholders to maximize their value is through the election of Elliott Management’s nominees to the board.” Citigroup (April 5, 2013)

[ 112 ] Shareholder Nominees Have Exact Skills Necessary to Reassess and Refocus Hess

The Right Nominees For Shareholder Value at Hess [ 113 ] Shareholder Nominees Experience Hess Needs Rodney Chase Harvey Golub Karl Kurz David McManus Mark Smith Recognition of Problems at Hess True Independence Strong Shareholder Value Orientation Senior Oil & Gas Upstream Operating Experience Substantial Restructuring Experience Senior Management Conventional E&P Experience Senior Management Unconventional E&P Experience Midstream Experience Public Board Experience Hess needs directors that (1) will acknowledge issues, and (2) are capable of fixing them

[ 114 ] Shareholder Nominees Acknowledge The Problems and Can Fix Them Karl Kurz: Instilling Capital Discipline Harvey Golub: Setting a Focused Strategy Mark Smith: Overseeing Operational Excellence Superior Nominees With Unparalleled Experience David McManus: Executing Effective Restructuring Rodney Chase: Instilling Oversight & Accountability We want to be clear that we intend to support all of the Elliott nominees at the upcoming annual meeting of shareholders. Our reasoning is that while the company’s new nominees are an improvement over the incumbent directors, Elliott’s nominees assure greater accountability and are more likely to continue to explore all avenues to enhance shareholder value while providing more pertinent E&P experience. David H. Batchelder, Hess shareholder, Relational Investors LLC (March 27, 2013)

Harvey Golub [ 115 ] Former Chairman & CEO, American Express Former Non-Exec Chairman AIG, Campbell Soup Co, Readers Digest, Ripplewood Chairman of Miller Buckfire, Advisory Board of Kleinwort Benson Investors Former Director Dow Jones, RHJI International Harvey’s unparalleled executive, advisory and public board experience restructuring, refocusing and turning-around struggling enterprises will allow him to provide unprecedented perspective to the Hess Board Selected career accomplishments at American Express Led a dramatic turnaround of American Express – with shares appreciating by over 750% during his tenure – by setting a clear strategic direction, shedding non-core businesses, streamlining management reporting structures, eliminating redundancies and creating a culture of performance and accountability Fulfilled every promise and commitment made as CEO by fostering a culture that prized intellectual honesty, a willingness to challenge the conventional wisdom, and a focus on “getting things done” Prepared extremely successful, collaborative leadership transition that has become a model for effective succession planning Selected highlights from public board experience As Non-Executive Chairman at AIG, helped construct the strategic plan to establish corporate focus, to divest non-core assets, and to return the company to private-sector ownership As Non-Executive Chairman at Campbell Soup, supervised strategic assessment of the enterprise that led to the divestment of Godiva Chocolatier – a successful, profitable business but one that required a skill-set that was not a core strength at Campbell Relevancy to Hess Legendary Ability to Focus Organizations (subject of business school case studies) Unparalleled Turnaround Experience History of Accomplishing Meaningful Returns for Shareholders as Director Strong Shareholder Value Orientation

What Shareholders and CEOs Say About Harvey Golub as a Leader [ 116 ] “Harvey Golub has done an absolutely sensational job, and we're probably $4 billion better because of it.” Warren Buffet, 1999 Berkshire Hathaway Annual Meeting “Harvey Golub is everything that you would want in a director. And one of the things that I appreciate most about him is that he has always respected the space between the Non-Executive Chairman and the CEO roles. He challenged me. He held me accountable. But he did not try to do my job for me... And he has challenged us to sharpen our strategy, and better execute that strategy by holding us to high performance standards. He often tells us, ‘This is what you said you would do. Are you delivering and, if not, why not?” Douglas Conant, former CEO of Campbell Soup Co, September 2009

Setting a Focused Strategy: Harvey Golub [ 117 ] “Successful companies generally have two things - a good strategy and solid execution. A good strategy establishes corporate focus and determines which businesses a company should stay in and exit over time. And solid execution gets the job done.”

“Hess has an interesting set of assets that have not yielded competitive shareholder returns over time. And they ought to. Working with the Board to refocus Hess in order to deliver returns to shareholders represents an exciting opportunity.” Harvey Golub: Why I am Excited to Join the Board of Hess [ 118 ]

[ 119 ] Shareholder Nominees Acknowledge The Problems and Can Fix Them Karl Kurz: Instilling Capital Discipline Harvey Golub: Setting a Focused Strategy Mark Smith: Overseeing Operational Excellence Superior Nominees With Unparalleled Experience David McManus: Executing Effective Restructuring Rodney Chase: Instilling Oversight & Accountability We want to be clear that we intend to support all of the Elliott nominees at the upcoming annual meeting of shareholders. Our reasoning is that while the company’s new nominees are an improvement over the incumbent directors, Elliott’s nominees assure greater accountability and are more likely to continue to explore all avenues to enhance shareholder value while providing more pertinent E&P experience. David H. Batchelder, Hess shareholder, Relational Investors LLC (March 27, 2013)

Karl Kurz [ 120 ] Former COO, Anadarko Petroleum Corporation Former SVP North America Operations Midstream and Marketing, SVP United States Onshore and Marketing, VP Midstream and Marketing Managing Director and Co-Head of Energy Group at CCMP Capital from 2009 to 2012 Current Director of Semgroup and Global Geophysical Karl’s significant experience transforming independent E&P companies and operating a global portfolio of conventional and unconventional assets, as well as his track record of value creation across exploration, production, midstream, marketing and private equity will add significant value to the Hess Board Selected career accomplishments during tenure at Anadarko As COO of Anadarko, helped lead a successful transformation including: build-out of Anadarko’s top-tier exploration capability, MLP spin-off of Anadarko’s pipeline assets, and shift toward increased capital discipline and improved operational execution Helped lead portfolio repositioning through acquiring Kerr-McGee and Western Gas Resources (total $23bn) as well as the substantial divestiture and portfolio high-grading program that followed, resulting in $16bn of proceeds and over 5.3 BBoe of net resources added at $1.80/boe Spearheaded conceptualization and execution of MLP spin-off of Western Gas Partners, creating over $6.7bn of shareholder value through midstream monetization while maintaining control of the MLP and its assets through its GP ownership As VP of Midstream & Marketing, returned business from persistent losses to consistent profitability; improved morale through common vision, re-engineering cost structure; created culture of accountability, intellectual honesty and performance Selected highlights from public board experience As independent director of Semgroup, played integral role in restructuring the company after its bankruptcy and growing it to a market capitalization of over $2.2bn Relevancy to Hess Track Record of Effective Restructurings Senior Mgmt Unconventional Experience Strong Capital Allocation Capabilities History of Value Creation in Midstream Senior Mgmt Conventional Experience Strong Shareholder Value Orientation

Capital Allocation: Karl Kurz [ 121 ] “Capital discipline is the critical process of allocating a company’s most precious resource after its people, cash flow, to ensure desired investment returns for the benefit of all stakeholders. At Anadarko, we created a culture of capital discipline through development of a focused allocation framework: Constraining capital in order to drive portfolio depth and constantly high-grade the portfolio, Instilling intellectual integrity via an honest but probing post-mortem processes, and Creating a learning culture that emphasized continuous improvement.”

“I am excited to apply my previous experiences turning around underperforming companies to Hess. The prospect of working with management to transform Hess into a highly motivated organization that consistently delivers top quartile results is an opportunity I could never pass up.” Karl Kurz: Why I am Excited to Join the Board of Hess [ 122 ]

[ 123 ] Shareholder Nominees Acknowledge The Problems and Can Fix Them Karl Kurz: Instilling Capital Discipline Harvey Golub: Setting a Focused Strategy Mark Smith: Overseeing Operational Excellence Superior Nominees With Unparalleled Experience David McManus: Executing Effective Restructuring Rodney Chase: Instilling Oversight & Accountability We want to be clear that we intend to support all of the Elliott nominees at the upcoming annual meeting of shareholders. Our reasoning is that while the company’s new nominees are an improvement over the incumbent directors, Elliott’s nominees assure greater accountability and are more likely to continue to explore all avenues to enhance shareholder value while providing more pertinent E&P experience. David H. Batchelder, Hess shareholder, Relational Investors LLC (March 27, 2013)

Mark Smith [ 124 ] SVP and CFO, Ultra Petroleum Corporation CFO of Gulf Liquids, Inc (Midstream) VP of Business Development at J. M. Huber Energy VP of Upstream Business Development at Constellation Energy Technical background in Petroleum Engineering Mark’s experience on an executive team that manages the lowest-cost operator in an unconventional resource play and operates with a sharp focus on ROCE will be a great resource for the Hess Board Selected career accomplishments during tenure at Ultra Petroleum Oversaw measurement and benchmarking system that has allowed Ultra to decrease average drilling days in the Pinedale by 81% since 2006 and led to the lowest all-in costs per boe in the industry Spearheaded 2012 transaction of UPL midstream through creative REIT structure that monetized assets at 11.5x cash flow while retaining operating control Structured tax efficient, highly complex transactions including monetizations of UPL’s Chinese assets and Pinedale liquids gathering system as well as restructurings of UPL’s international tax framework Manages disciplined capital allocation process which has included taking tough non-consent actions on high cost wells Helped build culture which stresses operating efficiency, intensive data analytics to drive decision-making, continual improvement and adoption of best practices Relevancy to Hess Senior Mgmt Unconventional Experience Laser Focus on Operating Efficiencies Experience Monetizing Midstream Financial Expertise & History of Drawing On Creative Solutions to Unlock Value Strong Shareholder Value Orientation

Operational Excellence: Mark Smith [ 125 ] “At Ultra Petroleum, we have concentrated on creating a culture of operational discipline and efficiency. We focus relentlessly on costs, best practices, and constant benchmarking to continuously improve the efficiency and effectiveness of our operations. This process is never done and requires constant vigilance.”

“Hess is a company with great assets that I believe are not being valued appropriately in the market. I am excited not only to apply the lessons I have learned at Ultra to Hess’s operations in the Bakken, but also to help Hess achieve its potential and realize value for all stakeholders: shareholders and employees.” Mark Smith: Why I am Excited to Join the Board of Hess [ 126 ]

[ 127 ] Shareholder Nominees Acknowledge The Problems and Can Fix Them Karl Kurz: Instilling Capital Discipline Harvey Golub: Setting a Focused Strategy Mark Smith: Overseeing Operational Excellence Superior Nominees With Unparalleled Experience David McManus: Executing Effective Restructuring Rodney Chase: Instilling Oversight & Accountability We want to be clear that we intend to support all of the Elliott nominees at the upcoming annual meeting of shareholders. Our reasoning is that while the company’s new nominees are an improvement over the incumbent directors, Elliott’s nominees assure greater accountability and are more likely to continue to explore all avenues to enhance shareholder value while providing more pertinent E&P experience. David H. Batchelder, Hess shareholder, Relational Investors LLC (March 27, 2013)

David McManus [ 128 ] Former EVP and Head of International Operations, Pioneer Natural Resources Co Former EVP at BG President of ARCO Europe Current Director at Rockhopper Exploration, Flex LNG and Caza Oil & Gas David’s deep experience executing a portfolio repositioning and tremendous international oil & gas experience will allow him to contribute unique insight to the current strategic decision-making process on the Hess Board Selected career accomplishments during tenure at Pioneer Led value accretive, strategic divestiture of Pioneer’s international portfolio including objective assessment of all opportunities available to monetize international asset base – during his tenure Pioneer’s returned over 200% Managed international portfolio, setting and executing consolidation strategy in North Africa which increased net asset value by 10 times over 6 years through successful exploration and appraisal program Heavily involved in executive committee decision-making on Pioneer’s U.S. onshore resource play development – onshore production grew from 27mboe/d to 95mboe/d a nearly 30% CAGR during his tenure Worked constructively with board, including dissident nominees from activist investor Southeastern Asset Management Selected highlights from public boards and previous positions As EVP at BG, oversaw execution of BG’s largest project – development of 200,000 bbl/d field and related facilities in Kazakhstan As independent Non-Executive Chairman at Cape oversaw extensive acquisition program as Cape executed on its strategy to build a core position in Australia As independent director at Rockhopper Exploration, oversaw high performing exploration-focused E&P company and supervised the farm-down of a large working interest in the Falkland Islands Relevancy to Hess Extensive Experience Evaluating & Executing Effective Restructuring Track Record of Value Creation Immense International Energy Experience Solid Corporate Governance Record Strong Shareholder Value Orientation

Portfolio Repositioning: David McManus [ 129 ] “Portfolio construction should always begin with an evaluation of the company’s core strengths. If an asset doesn’t play to a strength, it shouldn’t be there. If an asset is not material with respect to NAV or doesn’t have the potential to be, it shouldn’t be there. Proper portfolio management requires a constant sharp evaluation of the portfolio to determine value and to question is it worth something more to someone else?”

David McManus: Why I am Excited to Join the Board of Hess [ 130 ] “Hess is unmistakably materially undervalued, with oversight and discipline lacking. But at the end of the day, everyone wants to see Hess succeed. I believe my background and experiences have particular relevance to the difficulties at Hess and believe I can make a substantial contribution to unlocking the upside potential at Hess.”

[ 131 ] Shareholder Nominees Acknowledge The Problems and Can Fix Them Karl Kurz: Instilling Capital Discipline Harvey Golub: Setting a Focused Strategy Mark Smith: Overseeing Operational Excellence Superior Nominees With Unparalleled Experience David McManus: Executing Effective Restructuring Rodney Chase: Instilling Oversight & Accountability We want to be clear that we intend to support all of the Elliott nominees at the upcoming annual meeting of shareholders. Our reasoning is that while the company’s new nominees are an improvement over the incumbent directors, Elliott’s nominees assure greater accountability and are more likely to continue to explore all avenues to enhance shareholder value while providing more pertinent E&P experience. David H. Batchelder, Hess shareholder, Relational Investors LLC (March 27, 2013)

Rodney Chase [ 132 ] Former Deputy Chief Executive, BP plc Former CEO of Exploration & Production, CEO of Marketing & Refining, Chairman/CEO BP of BP America Current or Former Independent Chairman at Genel, Nalco, Petrofrac Rodney’s deep experience in every facet of oil & gas and significant industry public board experience will be a meaningful addition to the Hess Board Selected career accomplishments during 38 years at BP Led upstream and downstream businesses of BP, overseeing material restructuring, integrating substantial assets, and instituting a performance-based culture. Stock outperformed its peers by 160% during his tenure as director and senior leader Spearheaded portfolio rationalization effort at BP to strengthen business focus and drive performance growth including the sale of BP Minerals ($4bn) and BP’s stake in Ruhrgas ($2bn) and the acquisitions of Amoco ($57bn), ARCO ($27bn), Mobil Europe, Castrol ($6bn) and Veba Oil ($5bn) Directed creation of $20bn Russian JV with TNK, BP’s largest single asset over the last decade. ~30% IRR over 9-year period on BP’s $6.9bn investment Selected highlights from 10 years as an independent director As Chairman of Nalco, led Nalco back to public ownership after private equity, recruiting a new CEO and management team to drive a strong performance turnaround and eventually to oversee the sale of the company to Ecolab As the initial Independent Chairman of Petrofac and Genel Energy, was integral to the setting of strategies, overseeing the execution of performance plans and the creation of performance cultures and effective governance based on independent board oversight Relevancy to Hess Led Successful Restructurings At Both Executive and Board Levels Senior Oil & Gas Upstream Experience Succession Planning Experience Corporate Governance Expertise Strong Shareholder Value Orientation

What Colleagues Say About Rodney Chase as a Leader [ 133 ] “Over the course of his 38-year career, Rodney has made an outstanding contribution to BP. He has played a critical part in all the major developments of recent years that have transformed the company into one of the world's leading energy businesses.” Lord Browne, CEO of BP Plc, January 2003

“The key role of a board member is to appoint management, to set, together with management, a clear strategy with defined goals and metrics, and to hold management accountable for effecting that strategy. The oversight role of the board is critical.” Oversight & Accountability: Rodney Chase [ 134 ]

“I believe a sustained and rigorous focus on strategy and its execution, combined with a robust corporate governance structure, can help Hess maximize long term value for shareholders. I am excited to help Hess accomplish these goals.” Rodney Chase: Why I am Excited to Join the Board of Hess [ 135 ]

[ 136 ] Shareholder Nominees Acknowledge The Problems and Can Fix Them Karl Kurz: Instilling Capital Discipline Harvey Golub: Setting a Focused Strategy Mark Smith: Overseeing Operational Excellence Superior Nominees With Unparalleled Experience David McManus: Executing Effective Restructuring Rodney Chase: Instilling Oversight & Accountability We want to be clear that we intend to support all of the Elliott nominees at the upcoming annual meeting of shareholders. Our reasoning is that while the company’s new nominees are an improvement over the incumbent directors, Elliott’s nominees assure greater accountability and are more likely to continue to explore all avenues to enhance shareholder value while providing more pertinent E&P experience. David H. Batchelder, Hess shareholder, Relational Investors LLC (March 27, 2013)

Shareholder Nominees Have Unparalleled Operating Experience

HESS

Shareholder Nominees		John Hess's Nominees	
Rodney Chase	▪ Former Deputy Group Chief Executive, BP ▪ Former Chairman/CEO of BP America, CEO of Marketing & Refining, CEO of E&P	▪ Former COO, TNK-BP joint venture	**William Schrader**
Harvey Golub	▪ Former Chairman & CEO, American Express ▪ Former Non-Executive Chairman, AIG	▪ Former Vice Chairman, GE ▪ Pres. & CEO, GE Energy Infrastructure	**John Krenicki Jr.**
Karl Kurz	▪ Former COO, Anadarko Petroleum	▪ Former SVP of E&P for the Americas, ConocoPhillips	**Dr. Kevin Meyers**
David McManus	▪ Former EVP, Pioneer Natural Resources ▪ Former EVP at BG, Former President of ARCO Europe	▪ Downstream Director, Royal Dutch Shell	**Dr. Mark Williams**
Mark Smith	▪ Current SVP & CFO, Ultra Petroleum	▪ Former EVP and CFO, CBS Corporation	**Fredric Reynolds**

[137]

Shareholder Nominees Have The Relevant Oil & Gas Operating and Restructuring Experience Needed at Hess

HESS

	Shareholder Nominees	John Hess's Nominees	
Senior Management Upstream Oil & Gas Operating Experience	 No 20% Yes 80%	 Yes 40% No 60%	Which nominees are better suited for a pure-play E&P company?
Restructuring Experience	 No 20% Yes 80%	 Yes 40% No 60%	Which nominees are better suited for a corporate transformation?
Public Board Experience	 No 20% Yes 80%	 Yes 40% No 60%	Which nominees are more likely to positively impact governance?
Senior Mgmt Conventional E&P Experience	4 Directors	2 Directors	Which nominees will have the ability to ask the right questions?
Senior Mgmt Unconventional E&P Experience	2 Directors	1* Director	
Midstream Experience	3 Directors	0 Directors	

[138]

*Unconventional experience includes Kevin Meyers for 1 ½ years in his role as SVP ConocoPhillips Americas
Senior Management Oil & Gas Upstream Operating Experience does not include Mark Williams as his primary executive experience was overseeing Shell downstream division

John Hess's Nominees Lack Unconventional Experience

Amidst a flurry of defensive hyperbole and insults,
Hess claims its Nominees have "deep and directly relevant shale experience."

"Even the most casual observer would recognize that Hess nominees have deep and directly relevant shale experience. In his time at ConocoPhillips, for example, Hess nominee Dr. Kevin Meyers…"

Hess Letter to Shareholders
March 2013[1]

The reality is that John Hess's Nominees have nearly no unconventional shale experience other than 18 months that one nominee spent as SVP of the Americas at ConocoPhillips (prior to that role, the bulk of his senior management career was spent overseeing conventional assets in Alaska).

[139]

1. Hess Letter to Shareholders, March 26, 2013

John Hess’s Nominees Lack Unconventional Experience [ 140 ] In its most watered down sense perhaps everyone has restructuring experience (and John Hess more than most), but when taken as a meaningful mark of having effectively turned around an organization, not one of John Hess’s Nominees have experience on par with what Karl Kurz helped accomplish at Anadarko, David McManus helped execute at Pioneer, or what Harvey Golub achieved at American Express. Amidst another defensive bout of assertions, Hess claims all of its Nominees have restructuring experience. “All of Hess’ six new directors have experience executing or advising on major corporate restructurings.” Hess Letter to Shareholders March 2013(1) 1.Hess Letter to Shareholders, March 26, 2013

Most Critically, John Hess’s Nominees Fail to Recognize That Real Change Is Needed At Hess [ 141 ] Shareholder Nominees bring recognition that real change is needed and an ability to effect change through the Boardroom. Shareholder Nominees have led substantial turnarounds and driven operational achievements, not through “liquidations,” but rather through impactful change that reoriented their corporations in a manner that benefited all Shareholders. John Hess’s Nominees “These independent directors agreed to join our board, because they believe in our outstanding plan and they recognize that our plan is the right plan...” Shareholder Nominees “Shareholder Nominees will form their own, independent views on the Company, its assets, and its strategy.” John Hess’s Plan All Shareholders Can Hope to Get And No Confidence in Timing or Execution Objective, Clear-Eyed Analysis Evaluating All Options to Maximize Shareholder Value

[ 142 ] Given The Pervasive, Deep-rooted, Persistent Problems at Hess Externally Imposed Board Restructuring Is Needed “Electing new management nominees is itself likely to be seen as a vote for the old order; electing dissident nominees, if they carry meaningful credentials and experience, sends a far stronger signal to the incumbent board, and is thus more likely to effect change.” ISS Proxy Advisory Services, Recommendation: Barnes & Noble Proxy Contest, September 2010 Large turnover needed to change Board dynamic and culture Provides opportunity to reset culture and introduce accountability Need directors with no links to current Board and management Need directors that have not agreed to any plan Self-restructuring of Board is not sufficient No acknowledgement of the fundamental problems Changes to date have been reaction to Shareholder Nominees Shareholders deserve a Board that demonstrates proactive leadership

Shareholder Nominees Acknowledge The Problems and Can Fix Them [ 143 ] Hess’s attitude that nothing fundamental is wrong, that no substantive problems need to be addressed, and that Hess is “delivering Shareholder value” is precisely the mindset that ensures continued underperformance. We believe Hess has great assets but is mismanaged. It is a public company that should be run for all Shareholders but has been held captive by a CEO and Board that are apparently unwilling to take an objective, clear-eyed look at their own record. The first step in correcting a problem is recognizing it exists. There are fundamental problems at Hess that have persisted for nearly two decades and have resulted in unrelenting underperformance. Shareholder Nominees will deliver the transformative change they delivered at their prior organizations, because they possess not only the capability to do so, but also the humility and willingness to acknowledge problems and fix them.

www.ReassessHess.com For Additional Information [ 144 ] Contacts & Additional Information Investors Bruce H. Goldfarb / Pat McHugh / Geoff Sorbello Okapi Partners LLC Tel: +1-212-297-0720 info@okapipartners.com Press John Hartz Tel: +1-212-446-1872 Tel 2: +1-718-926-3503 jhartz@sloanepr.com

I. Additional Information on Compensation

 Shareholder Nominee Compensation is Pay for Performance [ 146 ] What it is: $30,000 for each 1% that Hess’s stock outperforms Hess’s own proxy peers as measured at the end of the Shareholder Nominee’s three-year term as a director (2016) Similar to Hess’s Performance Share Unit (PSU) program but with more rigorous goals The peer group is the exact same as the group used for the PSU program The measurement of total return is the same as the PSU program The goals are more rigorous than PSU program because Shareholder Nominee is only paid if outperform peer group and payment commensurate with amount of outperformance. Hess pays management 50% to 100% of target bonus even if Hess in 3rd quartile The obligation to pay is contractually fixed and not subject to Elliott’s discretion The payment has no tie whatsoever to Elliott’s P&L or investment The duration is more long term oriented than any plan currently at Hess The payment is capped at 300% outperformance (300% outperformance would imply Hess share price at ~$250 per share while peers are flat)

An Example [ 147 ] If: Shareholder Nominee is elected to the Board, and During the three years following the 2013 Annual Meeting Hess Common Stock had a total return of 30% Peer group has a total return of 20% Therefore, outperformance of 10% Then: Nominee would receive compensation of $300,000 ($30,000 × 10)

 Nominee Compensation Endorsed By Shareholders and Governance Experts [ 148 ] “Hess has portrayed these bonuses as somehow objectionable...it is difficult to see the merit in management’s arguments. The bonuses seem surgically tailored to tie the payoff to Hess’s stock price performance compared to competitors. That is intended to align the interests of those directors with those of the company’s shareholders. Elliott makes the promise at the outset and then has no role to play afterwards, other than to pay up if milestones are met. No one is beholden to Elliott and the independence of those directors is not compromised.” Lawrence A. Cunningham, Professor, George Washington University Law School “We understand from reading their proxy statement that any continuing agreement between Elliott and their nominees will be purely executory and such nominees will not owe any duty or allegiance to Elliott. Moreover, we find that the compensation provided by Elliott to their nominees is consistent and comparable to that of the company’s continuing directors; specifically, continuing directors have similar upside potential on historical share grants received during their tenure as directors. We believe Elliott’s nominees and your continuing directors are all compensated in a manner consistent with their fiduciary duties to all the shareholders.” David H. Batchelder Hess shareholder, Relational Investors LLC “The Elliott approach makes sense for Hess shareholders. It’s a straightforward and objective incentive plan that clearly connects the interests of independent nominees with the interests of shareholders over the medium and long term. This kind of approach lends itself to allowing these nominees, if elected, to focus on independent decision-making and fulfilling their fiduciary obligations on behalf of shareholders.” Randall Thomas, Professor, Vanderbilt Law School

“The Elliott plan makes perfect sense for Hess shareholders. In fact, it is state-of-the-art and ought to be more broadly adopted. Tying director compensation directly to outperformance against peers perfectly aligns the directors with the interests of shareholders. The payments are legal obligations, not discretionary, and they bear no relationship whatsoever with any recommendations put forward by Elliott. I think it is a great plan that serves Hess shareholders well.” Yair Listoken, Professor, Yale Law School And More Governance Experts [ 149 ] “The Elliott nominee compensation plan closely aligns the interests of those nominees with the medium and long term interests of Hess shareholders and has no impact on a director's independence or ability to fulfill his duties to stockholders. The payout criteria are objective, not discretionary, and they tie only to market price performance over a fairly long period, regardless of whether the Board adopts Elliott's proposals.” Lawrence A. Hamermesh, Professor, Widener Institute of Delaware Corporate Law “Hess shareholders should not find this approach objectionable, but should in fact be happy that Elliott is willing to pay its own money to compensate director nominees based directly on Hess’s stock price performance relative to its peer group. This approach is transparent and clear, and it aligns the interests of independent nominees with those of Hess shareholders.” M. Todd Henderson Professor, University of Chicago Law School

Shareholder Nominee Compensation Serves as Catch-up to Current Directors [ 150 ] Current Non-Management Board Members Compensation Per 1% Increase Hess Stock(1) Nicholas F. Brady $91,917 Samuel Bodman $25,104 Edith Holiday $20,580 Thomas H. Kean $24,089 Craig Matthews $17,422 Risa Lavizzo-Mourey $22,939 John Mullin III $28,176 Samuel A. Nunn Jr. $2,349 Frank A. Olson $27,900 Ernst von Metzsch $54,342 Robert Wilson $50,686 Average Current Board $33,228 Average Remaining Board $31,176 “Moreover, we find that the compensation provided by Elliott to their nominees is consistent and comparable to that of the company’s continuing directors; specifically, continuing directors have similar upside potential on historical share grants received during their tenure as directors.” David H. Batchelder Hess shareholder, Relational Investors LLC(2) After years of receiving unrestricted stock, Hess’s current Board members have similar upside to Shareholder Nominee compensation Source: Bloomberg, Company filings 1.Calculated using share holdings as of 3/15/12 proxy filing and valuation as of 4/5/13 2.Relational Investors letter to John Hess on March 27, 2013

II. Additional Information on Peers

Who Are Hess’s Peers? [ 152 ] Company Description Chevron (CVX) U.S. SuperMajor; Poor comparable due to size and business mix Exxon (XOM) U.S. SuperMajor; Poor comparable due to size and business mix BP (BP) European SuperMajor; Poor comparable due to size, business mix and differences in European equity markets Shell (RDSA) European SuperMajor; Poor comparable due to size, business mix and differences in European equity markets Statoil (STO) European SuperMajor; Poor comparable due to size, business mix and differences in European equity markets Total (TOT) European SuperMajor; Poor comparable due to size, business mix and differences in European equity markets Apache (APA) Concentrated exposure to Egypt (58% of Income), which has suffered due to Arab Spring Anadarko (APC) Most comparable peer according to Wood Mackenzie; Gas exposure overstated due to consistent monetization of exploration assets prior to production ConocoPhillips (COP) Reasonable comparable given transition from integrated to E&P Devon (DVN) North America only; significant exposure to North American natural gas and NGLs EOG (EOG) Reasonable comparable to Hess resource play business; natural gas weighting is a headwind for EOG Marathon (MRO) Reasonable comparable given transition from integrated to E&P, size and oil exposure Murphy (MUR) Reasonable comparable but higher exposure to North American natural gas and NGLs, substantially lower percentage of value from unconventional oil as percentage of net asset value Noble (NBL) Most comparable peer according to Bank of America Merrill Lynch; Comparable mix of Exploration/Resource Exposure Occidental (OXY) Substantially larger than Hess; Large chemical operations Talisman (TLM) Significantly higher exposure to North American natural gas and NGLs Continental (CLR) Most comparable peer for Hess’s Bakken position Kodiak (KOG) Bakken pure-play operator Oasis (OAS) Bakken pure-play operator

Hess Relative Performance

HESS

	As of 11/28/12 End Date[1]						As of 1/25/13 End Date[2]					
	17-Year	5-Year	4-Year	3-Year	2-Year	1-Year	17-Year	5-Year	4-Year	3-Year	2-Year	1-Year
U.S. SuperMajor												
CVX	(359)%	(71)%	(59)%	(61)%	(66)%	(25)%	(368)%	(100)%	(83)%	(72)%	(54)%	(8)%
XOM	(320)%	(38)%	(27)%	(39)%	(61)%	(30)%	(285)%	(55)%	(25)%	(50)%	(45)%	(4)%
European SuperMajor												
BP	33%	2%	(6)%	9%	(39)%	(18)%	77%	(19)%	(22)%	17%	(24)%	1%
RDSA	(61)%	(48)%	(58)%	(60)%	(50)%	(20)%	(11)%	(71)%	(76)%	(50)%	(39)%	2%
STO	N/A	(22)%	(45)%	(22)%	(49)%	(13)%	N/A	(59)%	(41)%	(24)%	(38)%	0%
TOT	(222)%	(17)%	(21)%	(20)%	(42)%	(21)%	(192)%	(37)%	(34)%	(11)%	(28)%	(1)%
Large Cap Independent												
APA	(360)%	(8)%	(8)%	5%	(0)%	3%	(359)%	(26)%	(9)%	18%	8%	19%
APC	(277)%	(60)%	(89)%	(35)%	(44)%	(9)%	(276)%	(83)%	(114)%	(27)%	(31)%	3%
COP	(271)%	(41)%	(73)%	(75)%	(62)%	(27)%	(252)%	(63)%	(91)%	(78)%	(51)%	(16)%
COP/PSX[3]	(328)%	(52)%	(89)%	(90)%	(74)%	(38)%	(322)%	(77)%	(112)%	(97)%	(65)%	(29)%
DVN	(124)%	6%	18%	7%	(5)%	1%	(80)%	(3)%	12%	20%	11%	19%
EOG	(708)%	(71)%	(46)%	(48)%	(60)%	(32)%	(728)%	(86)%	(88)%	(34)%	(50)%	(14)%
MRO	(522)%	(32)%	(123)%	(81)%	(87)%	(32)%	(535)%	(61)%	(108)%	(95)%	(56)%	(3)%
MRO/MPC[4]	(683)%	(51)%	(164)%	(113)%	(117)%	(32)%	(746)%	(91)%	(156)%	(139)%	(86)%	(3)%
MUR	(566)%	(18)%	(53)%	(25)%	(21)%	(29)%	(570)%	(32)%	(47)%	(29)%	(17)%	(5)%
NBL	(398)%	(68)%	(98)%	(66)%	(48)%	(19)%	(422)%	(96)%	(123)%	(42)%	(52)%	(4)%
OXY	(815)%	(46)%	(58)%	(12)%	(17)%	3%	(881)%	(75)%	(59)%	(15)%	(13)%	20%
TLM	(89)%	4%	(5)%	22%	11%	(3)%	(51)%	(11)%	(4)%	30%	20%	3%
Bakken Operators												
CLR	N/A	(222)%	(253)%	(92)%	(55)%	(15)%	N/A	(280)%	(282)%	(110)%	(65)%	3%
KOG	N/A	(304)%	(1,716)%	(276)%	(106)%	(14)%	N/A	(378)%	(2,354)%	(276)%	(87)%	8%
OAS	N/A	N/A	N/A	N/A	(49)%	(17)%	N/A	N/A	N/A	N/A	(56)%	0%
Proxy Peers[5]	(333)%	(31)%	(43)%	(29)%	(40)%	(17)%	(322)%	(52)%	(53)%	(27)%	(27)%	1%
Revised Peers[6]	(460)%	(45)%	(63)%	(44)%	(47)%	(20)%	(468)%	(68)%	(75)%	(43)%	(36)%	(1)%
Integrated Peers[7]	(317)%	(35)%	(52)%	(40)%	(53)%	(20)%	(306)%	(60)%	(60)%	(42)%	(39)%	(1)%
Bakken Operators [8]	N/A	(263)%	(984)%	(184)%	(70)%	(16)%	N/A	(329)%	(1,318)%	(193)%	(69)%	4%
XOP	N/A	(31)%	(57)%	(43)%	(44)%	(20)%	N/A	(54)%	(70)%	(42)%	(36)%	(4)%
XLE	N/A	(39)%	(81)%	(52)%	(39)%	(15)%	N/A	(63)%	(96)%	(42)%	(34)%	0%

Source: Bloomberg, Company filings

1. As of 11/28/12, date before which Elliott began to purchase a substantial amount of Hess stock
2. As of 1/25/13, date before which Elliott intention to nominate directors became public
3. Incorporating spinoff of PSX which took place in May 2012
4. Incorporating spinoff of MPC which took place in July 2011
5. Proxy peers: Used by Hess for mgmt compensation: Anadarko, Apache, BP, Chevron, ConocoPhillips, Devon, EOG, Exxon, Marathon, Murphy, Occidental, Shell, Statoil, Talisman and Total
6. Revised proxy peers: excludes Devon & Talisman due to high North America gas weighting; excludes BP, Shell, Statoil, Total due to European super major status; includes Noble as additional relevant competitor
7. Integrated Peers includes BP, CVX, COP, XOM, MRO, OXY, RDS, STL and TOT. COP and MRO were integrated until May 2012 & July 2011 respectively
8. Bakken Operators: Includes Continental, Oasis and Kodiak

[153]

Hess Cherry-Picks Proxy Peers Year by Year Still Manages to Underperform Them All

HESS

10 – Year	7-Year	5-Year	3-Year	1-Year
2003 Proxy Peers	2006 Proxy Peers	2008 Proxy Peers	2010 Proxy Peers	2012 Proxy Peers
Anadarko	Anadarko	Anadarko	Anadarko	Anadarko
Apache		Apache	Apache	Apache
		Ashland		
			BG	
	BP	BP	BP	BP
Burlington				
	Chevron	Chevron	Chevron	Chevron
	Conoco	Conoco	Conoco	Conoco
Devon	Devon	Devon	Devon	Devon
			EOG	EOG
	Exxon	Exxon	Exxon	Exxon
Kerr-McGee				
Marathon	Marathon	Marathon	Marathon	Marathon
		Murphy	Murphy	Murphy
Oxy	Oxy	Oxy	Oxy	Oxy
	Shell	Shell	Shell	Shell
				Statoil
	Sunoco	Sunoco	Sunoco	
				Talisman
	Tesoro	Tesoro	Tesoro	
				Total
Unocal				
	Valero	Valero	Valero	
		Williams		
(99)%	(31)%	(48)%	(60)%	(11)%

Indicates change in Hess proxy peers

[154]

Source: Company filings
1. Performance calculated from first day of the year to 11/28/12, date before which Elliott began to purchase a substantial amount of Hess stock; for example, performance for 2003 proxy peers calculated from 1/1/2003 to 11/28/12

Based on Market Capitalization and E&P Revenue Most Comparable Peers Are Large Cap Independents and Continental

HESS

- Market capitalization:
  - Super Majors are ~5 to 24x Hess
  - Large Cap Independents are 0.7x to 4.1x Hess
- Revenue:
  - E&P Revenue is more relevant than Total Revenue when evaluating relative size because downstream operations generate high revenues but have limited economics. For example, Hess downstream generates 68% of its revenue but represents less than 9% of Hess net income

Based on market capitalization and revenue, Hess's most comparable peers are Large Cap Independents and Continental

"Shareholders need to be satisfied that the peer group is appropriate and **not cherry-picked** for the purpose of justifying or inflating pay. In general, **we believe a peer group should range from 0.5 to 2 times the market capitalization** of the Company. In this case, Glass Lewis has **identified 10 peers outside of this range**, which represents approximately **62.5% of the peer group**."

Glass Lewis, Hess Proxy Paper 2011

	Market Cap as Multiple of Hess(1)	Revenue as Multiple of Hess	E&P Revenue as Multiple of Hess	Production as Multiple of Hess
U.S. SuperMajor				
CVX	12.3x	6.1x	5.8x	6.4x
XOM	23.9x	12.0x	6.6x	10.4x
European SuperMajor				
BP	7.8x	10.0x	4.5x	8.1x
RDSA	12.8x	12.4x	6.2x	7.9x
STO	4.6x	3.4x	5.0x	4.3x
TOT	6.6x	6.4x	4.2x	5.4x
Large Cap Independent				
APA	1.8x	0.5x	1.6x	1.9x
APC	2.2x	0.4x	1.1x	1.8x
COP	4.1x	1.5x	3.2x	3.8x
DVN	1.3x	0.3x	0.7x	1.7x
EOG	1.9x	0.3x	0.7x	1.1x
MRO	1.3x	0.4x	1.1x	1.1x
MUR	0.7x	0.8x	0.4x	0.5x
NBL	1.0x	0.1x	0.4x	0.6x
OXY	3.7x	0.6x	1.7x	1.9x
TLM	0.7x	0.2x	0.7x	1.0x
Bakken Operators				
CLR	0.7x	0.1x	0.2x	0.2x
KOG	0.1x	0.0x	0.0x	0.0x
OAS	0.2x	0.0x	0.1x	0.1x

Source: Company filings
1. Market capitalization as of 11/28/12, date before which Elliott began to purchase a substantial amount of Hess stock

[155]

Hess has only 9% of production exposed to low U.S. natural gas and NGL pricing With Low Exposure to Collapsing N.A. Natural Gas Prices, Hess Should Have Outperformed All of the Independents, Especially DVN, EOG, and TLM [ 156 ] % of Production North American Gas or NGLs % of Production Oil Hess 9% 70% European SuperMajor BP 8% 63% RDSA 9% 51% STO 4% 55% TOT 2% 55% Large Cap Independent APA 36% 45% APC 68% 32% COP 34% 45% DVN 79% 21% EOG 52% 34% MRO 15% 64% MUR 23% 58% NBL 37% 37% OXY 27% 61% TLM 41% 35% Bakken Operators CLR 30% 70% KOG 10% 90% OAS 8% 92% U.S. SuperMajor CVX 8% 68% XOM 16% 52% N.A. Natural Gas Prices Since 2008(1) *Note: APC’s North American gas exposure overstated due to consistent monetization of exploration assets prior to production Source: Company filings January 2013 Natural Gas U.S. natural gas prices have collapsed over the past 5 years Hess has lowest exposure to N.A. gas of any Independent peer $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 Nov - 08 Jan - 09 Mar - 09 May - 09 Jul - 09 Sep - 09 Nov - 09 Jan - 10 Mar - 10 May - 10 Jul - 10 Sep - 10 Nov - 10 Jan - 11 Mar - 11 May - 11 Jul - 11 Sep - 11 Nov - 11 Jan - 12 Mar - 12 May - 12 Jul - 12 Sep - 12 Nov - 12 US Natural Gas

Hess Is No More Integrated Than Any of The Large Cap Independents But Is Substantially Less Integrated Than The SuperMajors

- When evaluating % of Gross PP&E or % of Net Income outside of E&P operations, Hess is similar to Large Cap Independents
- COP and MRO have transitioned from Integrateds to E&P pure-plays by spinning off their downstream operations, PSX and MPC respectively
  - Hess was positioned to undergo a similar transition

If Hess wants to be compared to Integrateds, then COP and MRO are the most relevant peers

	Average % of Gross PP&E Outside of E&P[1]			Average % of Net Income Outside of E&P		
	5- Yr	3-Yr	1-Yr	5- Yr	3-Yr	1-Yr
Hess	7%	6%	6%	6%	3%	9%
U.S. SuperMajor						
CVX	15%	13%	12%	6%	8%	9%
XOM	28%	25%	21%	25%	28%	36%
European SuperMajor						
BP	10%	10%	10%	13%	16%	8%
RDSA	24%	24%	23%	14%	17%	19%
STO	10%	9%	8%	11%	10%	12%
TOT	10%	8%	8%	16%	16%	17%
Large Cap Independent						
APA[2]	6%	6%	6%	0%	0%	0%
APC	9%	9%	10%	4%	4%	5%
COP	13%	11%	0%	11%	15%	0%
DVN[2]	0%	0%	0%	17%	17%	22%
EOG	0%	0%	0%	0%	0%	0%
MRO	19%	11%	0%	17%	6%	4%
MUR	20%	17%	12%	16%	18%	15%
NBL	0%	0%	0%	0%	0%	0%
OXY	17%	17%	17%	11%	12%	14%
TLM	0%	0%	0%	0%	0%	0%
Bakken Operators						
CLR	0%	0%	0%	0%	0%	0%
KOG	0%	0%	0%	0%	0%	0%
OAS	0%	0%	0%	0%	0%	0%

Source: Company filings
1. Gross PP&E used as a proxy for capital employed which many of the peers fail to disclose
2. APA breaks out midstream for PP&E but not for income; DVN breaks out midstream operations for income but not for gross PP&E

[157]

Idiosyncratic Events Make Apache (APA) and BP Not Comparable to Hess Over The Last 5 Years

HESS

Apache suffered from the Arab Spring

- For Apache: 20% of production, 30% of cash flow, and 58% of operating income come from Egypt

"Since early-2011, Egypt has been a persistent overhang for APA. While in simple terms the region accounts for …23% of our NAV, this understates the importance of the asset for the portfolio.… While a complete lifting of the Egypt overhang is unlikely, the market is discounting a very bearish outcome for an asset that has suffered no visible economic impact from the deteriorating political & fiscal situation over the past 2 years."

-Deutsche Bank (March 7, 2013)

"APA's stock performance has significantly lagged its peer average and the S&P 500 since the Egyptian revolution. We are more pessimistic about Egypt's future than in any time in the last two years and are reducing our PT to $95 from $105. We think APA would be better off exiting Egypt by selling its operations and using the proceeds to buy back shares, reduce debt and boost investments elsewhere."

-Oppenheimer (February 28, 2013)

BP stock price declined substantially due to Macondo

- BP's stock collapsed by more than 50% in the wake of Macondo

BP Relative Performance Since January 1, 2008[1]



110
100
90
80
70
60
50
April 20th 2010 – Oil spill at BP's Macondo prospect
01-Jan-08
01-Mar-08
01-May-08
01-Jul-08
01-Sep-08
01-Nov-08
01-Jan-09
01-Mar-09
01-May-09
01-Jul-09
01-Sep-09
01-Nov-09
01-Jan-10
01-Mar-10
01-May-10
01-Jul-10
01-Sep-10
01-Nov-10
01-Jan-11
01-Mar-11
01-May-11
01-Jul-11
01-Sep-11
01-Nov-11
01-Jan-12
01-Mar-12
01-May-12
01-Jul-12
01-Sep-12
01-Nov-12
01-Jan-13

Source: Company filings
1. BP performance versus remainder of Hess proxy peers

[158]

On The Basis of Size, N.A. Gas Exposure, and % of PP&E Outside of Upstream, Anadarko And Noble Are The Most Comparable Peers; Conoco And Marathon Are Instructive Given Similar Transitions to Pure-play E&P; Continental Is Closest Comparable For Bakken Position

HESS

	Independent vs. SuperMajor	Mkt Cap as Multiple of Hess[1]	E&P Revenue as Multiple of Hess	% of Production North American Gas or NGLs	Average % of Gross PP&E Outside of E&P[1] 5- Yr	3-Yr	1-Yr	
Hess	Independent			9%	7%	6%	6%	
Most Comparable Peers								
Anadarko (APC)	Independent	2.2x	1.1x	68%[4]	9%	9%	10%	• Independent E&P with international scale comparable to Hess • Significant U.S. onshore resource play exposure • International exploration is key corporate focus • Significant operations in Gulf of Mexico • Considerable capital deployed in midstream operations • **Most comparable peer according to Wood Mackenzie[2]**
Noble (NBL)	Independent	1.0x	0.4x	37%	0%	0%	0%	• Independent E&P with international scale comparable to Hess • Significant U.S. onshore resource play exposure • International exploration is key corporate focus • Portfolio includes suite of core international assets in West Africa and long-life gas assets • **Most comparable peer according to Bank of America Merrill Lynch[3]**
Instructive Given Similar Transitions to Pure-play E&P								
Conoco (COP/PSX)	Independent	4.1x	3.2x	34%	13%	11%	0%	• Independent E&P with diversified portfolio of international assets • Transitioned from integrated E&P to pure-play E&P (completed 2012) • Significant U.S. onshore resource play exposure • Undergoing significant divestiture program • Material overlap with Hess asset base: Gulf of Mexico, Norway, West Africa, and Malaysia
Marathon (MRO/MPC)	Independent	1.3x	1.1x	15%	19%	11%	0%	• Independent E&P with international scale comparable to Hess • Transitioned from integrated E&P to pure-play E&P (completed 2011) • Significant U.S. onshore resource play exposure • Low exposure to North American natural gas and NGLs
Most Comparable Bakken Operator								
Continental (CLR)	Independent	0.7x	0.2x	30%	0%	0%	0%	• Significant acreage position in the Bakken

Source: Company filings
1. As of 11/28/12, date before which Elliott began to purchase a substantial amount of Hess stock
2. Source: Wood Mackenzie - September 2012 Hess Corporate Report
3. Bank of America Merrill Lynch, April 1 2013
4. APC's North American gas exposure overstated due to consistent monetization of oil-focused exploration assets prior to production

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www.ReassessHess.com For Additional Information [ 160 ] Contacts & Additional Information Investors Bruce H. Goldfarb / Pat McHugh / Geoff Sorbello Okapi Partners LLC Tel: +1-212-297-0720 info@okapipartners.com Press John Hartz Tel: +1-212-446-1872 Tel 2: +1-718-926-3503 jhartz@sloanepr.com